UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

USEC Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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USEC Inc.

Two Democracy Center

6903 Rockledge Drive

Bethesda, Maryland 20817

March    , 2012

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders to be held on Thursday, April 26, 2012, at 10:00 a.m., Eastern Time, at the Marriott Bethesda North Hotel and Conference Center, 5701 Marinelli Road, North Bethesda, Maryland 20852.

At the meeting, you will be asked to vote on each of the four proposals set forth in the Notice of Annual Meeting of Shareholders, which describes the formal business to be conducted at the annual meeting and follows this letter.

Your vote is important no matter how many shares you own. We encourage you to vote your shares today. You may vote by completing and returning the enclosed proxy card in the postage-paid envelope provided or by using telephone or Internet voting systems. If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

We appreciate your continued confidence in the Company and look forward to seeing you at the annual meeting.

Sincerely,

James R. Mellor	John K. Welch
Chairman of the Board	President and Chief Executive Officer

USEC Inc.

Two Democracy Center

6903 Rockledge Drive

Bethesda, Maryland 20817

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 26, 2012

The Annual Meeting of Shareholders of USEC Inc. will be held on Thursday, April 26, 2012, at 10:00 a.m., Eastern Time, at the Marriott Bethesda North Hotel and Conference Center, 5701 Marinelli Road, North Bethesda, Maryland 20852, for the following purpose:

1. To elect the ten director nominees for a term of one year;

2. To hold an advisory vote on executive compensation;

3. To approve the Tax Benefit Preservation Plan;

4. To ratify the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012; and

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

We are enclosing a copy of the Company’s Annual Report for the year ended December 31, 2011 with this Notice and Proxy Statement.

The record date for determining shareholders entitled to notice of, and to vote at, the meeting was the close of business on March 2, 2012. Please complete and return the enclosed proxy card in the postage-paid envelope provided at your earliest convenience, or use telephone or Internet voting systems to vote your shares.

By Order of the Board of Directors,

Peter B. Saba
Senior Vice President, General Counsel and Secretary

Bethesda, Maryland

March    , 2012

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of USEC Inc. of proxies to be voted at USEC Inc.’s (“USEC,” the “Company,” “we,” “us,” or “our”) 2012 Annual Meeting of Shareholders. The meeting will be held at the Marriott Bethesda North Hotel and Conference Center, 5701 Marinelli Road, North Bethesda, Maryland, on April 26, 2012, beginning at 10:00 a.m., Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting.

This Proxy Statement, proxy card and our Annual Report for the year ended December 31, 2011 are expected to be mailed starting on approximately March 26, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2012: This proxy statement and our Annual Report for the year ended December 31, 2011 are available at http://bnymellon.mobular.net/bnymellon/usu.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

•	Proposal 1: To elect the ten director nominees for a term of one year;

•	Proposal 2: To hold an advisory vote on executive compensation;

•	Proposal 3: To approve the Tax Benefit Preservation Plan;

•	Proposal 4: To ratify the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012; and

•	Such other business as may properly come before the meeting or any adjournments thereof.

How does the board of directors recommend that I vote?

The board of directors recommends that you vote:

•	FOR the election of the ten director nominees for a term of one year;

•	FOR the approval, on an advisory basis, of the Company’s executive compensation;

•	FOR the approval of the Tax Benefit Preservation Plan; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012.

Who may vote at the meeting?

Holders of USEC Inc. common stock at the close of business on the record date of March 2, 2012 may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

•	held directly in your name with our transfer agent, Computershare, as a “shareholder of record;”

•	held for you in an account with a broker, bank or other nominee (shares held in “street name” for a “beneficial owner”); and

•

held for you under a USEC employee stock ownership plan with our plan administrator, Computershare, or under the USEC 401(k) plan with our plan administrator, Fidelity (each a “USEC stock ownership plan”).

How many shares must be present to hold the meeting?

A majority of USEC’s outstanding shares of common stock as of the record date, March 2, 2012, must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 122,073,407 shares of USEC common stock outstanding, each entitled to one vote. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or have properly submitted a proxy card or voting instructions prior to the meeting.

What is the required vote for each proposal?

•	Proposal 1 — Election of Directors. Directors are elected by a plurality of the votes cast.

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Proposal 2 — Advisory Vote on Executive Compensation. The advisory vote on executive compensation requires a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote.

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Proposal 3 — Approval of the Tax Benefit Preservation Plan. The approval of the tax benefit preservation plan requires a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote.

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Proposal 4 — Ratification of Appointment of Independent Auditors. The ratification of the appointment of the independent auditors requires a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote.

What are broker non-votes?

Banks, brokers, or nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a bank, broker or nominee holding shares for a beneficial owner does not vote on a particular matter because it has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular matter. Proposal 4 is a routine matter on which brokers may vote in this way. Proposals 1, 2 and 3 are all non-routine matters.

What is the effect of abstentions and broker non-votes?

Both abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting. An abstention will have no effect on the election of directors but will have the same legal effect as a vote against Proposals 2, 3 and 4. Broker non-votes will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes will not impact the outcome of the vote on any of the proposals.

How do I vote my shares?

You may vote using any of the following methods:

Shareholders of Record

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By Mail.     If you are a shareholder of record or hold shares through a USEC stock ownership plan, be sure to complete, sign and date the proxy card accompanying this Proxy Statement and return it in the prepaid envelope. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named as proxies in the proxy card will vote the shares represented by that proxy as recommended by the Board.

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By telephone or over the Internet.     You can vote by calling the toll-free telephone number on your proxy card and following the voice prompts that you hear during the call. By following the voice prompts, you may vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.proxyvoting.com/USU. As with telephone voting, you can confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 10:00 a.m. Eastern Time on April 26, 2012. If you vote by telephone or on the Internet, you should not separately return your proxy card or voting instruction card.

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In person at the annual meeting.     If you choose to vote at the annual meeting, you may vote by the ballot provided at the meeting. Even if you plan to attend the meeting, we encourage you to vote by completing, signing, dating, and returning the enclosed proxy card or by voting using the Internet or telephone so your vote will be counted if you later decide not to attend the meeting. If you decide to change your vote at the meeting, you may do so by voting in person at the meeting. If you hold your shares through a USEC stock ownership plan, you cannot vote in person at the annual meeting. Please vote by signing and dating your proxy card and mailing it in the postage-paid envelope provided or by using the Internet or telephone.

Beneficial Owners

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, be sure to complete, sign and return the voting instruction card received from your broker, bank or other nominee. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive. Shares held beneficially may be voted at the annual meeting only if you obtain and bring with you to the annual meeting a legal proxy from your broker, bank or other nominee.

What if I do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the enclosed proxy card. If you just sign and submit your proxy card without marking your vote, your shares will be voted:

•	Proposal 1: FOR the election of the ten director nominees for a term of one year;

•	Proposal 2: FOR the approval, on an advisory basis, of the Company’s executive compensation;

•	Proposal 3: FOR the approval of the Tax Benefit Preservation Plan; and

•	Proposal 4: FOR the ratification of the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012.

May I revoke my proxy and change my vote?

You may revoke your proxy at any time before it is voted at the annual meeting by:

•	submitting a properly executed proxy card with a later date, which proxy card is received prior to the date of the annual meeting;

•	delivering to the Secretary of USEC, prior to the date of the annual meeting, a written notice of revocation bearing a later date than the proxy; or

•	voting in person at the annual meeting.

How are proxies solicited and what are the costs?

We have hired Morrow & Co., LLC, located at 470 West Avenue, Stamford, Connecticut 06902, to assist us in soliciting proxies from brokers, banks and nominees and we will pay Morrow & Co., LLC a fee of approximately $10,000, plus expenses, for these services. We will reimburse banks, brokerage houses, and other institutions, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy material to their principals. Our directors, officers, and employees may also solicit proxies by mail, e-mail, telephone or personal contact. They will not receive additional compensation for these activities.

What is householding?

If you and other residents at your mailing address own shares of USEC stock in “street name,” your broker, bank or other nominee may have notified you that your household will receive only one annual report, proxy statement and Notice of Internet Availability of Proxy Materials for each company in which you hold stock through that broker or bank or other nominee. This practice is known as “householding.” Unless you responded that you did not want to participate in “householding,” you were deemed to have consented to the process. Your broker, bank or other nominee will send one copy of our annual report, proxy statement and Notice of Internet Availability of Proxy Materials to your address. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If you would like to receive your own set of USEC’s future annual report, proxy statement and Notice of Internet Availability of Proxy Materials or if you share an address with another USEC shareholder and together both of you would like to receive only a single set of USEC annual disclosure documents, please contact Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call them at (800) 542-1061. Be sure to indicate your name, the name of your brokerage firm or bank or other nominee, and your account number. Any revocation of your consent to householding will be effective 30 days following its receipt.

If you did not receive an individual copy of this year’s proxy statement, our annual report, or the Notice of Internet Availability of Proxy Materials, we will promptly send a copy to you if you address a written request to USEC Inc., Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817, Attention: Investor Relations or call (301) 564-3354.

How can I find out the results of the annual meeting?

Preliminary results will be announced at the annual meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

PROPOSAL 1. ELECTION OF DIRECTORS

The current structure of our Board of Directors consists of eleven directors elected by the holders of USEC Inc. common stock and two directors elected by the holders of the Company’s convertible preferred stock, as described below under “Governance of the Company — Governance Information — Investor-Designated Directors.” Mr. Armacost is retiring at the end of his current term and so the size of the Board has been reduced to a total of twelve directors, effective as of the 2012 annual meeting.

At the 2012 annual meeting, ten directors are to be elected to hold office until the 2013 annual meeting and until their successors have been elected and qualified. The ten nominees for election at the 2012 annual meeting are listed below, with brief biographies. They are all presently USEC directors. The board of directors has determined that all nominees except John K. Welch, President and CEO, satisfy the New York Stock Exchange’s definition of independent director. All nominees have consented to serve if elected, but if any nominee becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee.

The Board recommends a vote FOR the election of these ten nominees as directors.

NOMINEES FOR DIRECTOR

James R. Mellor	Director since 1998 Age 81

Mr. Mellor retired in 1997 as Chairman and Chief Executive Officer of General Dynamics Corporation, a company engaged in shipbuilding and marine systems, land and amphibious combat systems, information systems, and business aviation businesses, a position he held since 1994. Prior to assuming that position, Mr. Mellor was President and Chief Executive Officer from 1993 to 1994 and was previously President and Chief Operating Officer of General Dynamics. Mr. Mellor served as interim President and Chief Executive Officer of the Company from December 2004 to October 2005. Mr. Mellor previously served on the Board of Directors of AmerisourceBergen Corporation, Computer Sciences Corporation, Net2Phone, Inc. and IDT Corporation.

In recommending the re-election of Mr. Mellor, the Board considered the following key competencies: USEC leadership as current Chairman and formerly as interim CEO; CEO experience; government contracting experience; and public company board experience. Mr. Mellor has served as USEC’s Chairman since USEC’s privatization in 1998.

Joyce F. Brown	Director since 1998 Age 65

Dr. Brown is the President of the Fashion Institute of Technology of the State University of New York, a position she has held since 1998. From 1994 to 1997, Dr. Brown was a professor of clinical psychology at the City University of New York, where she previously held several Vice Chancellor positions. From 1993 to 1994, she served as the Deputy Mayor for Public and Community Affairs in the Office of the Mayor of the City of New York. Dr. Brown also serves on the Board of Directors of Polo Ralph Lauren Corporation. Dr. Brown previously served on the Board of Directors of Linens & Things and the PAXAR Corporation.

In recommending the re-election of Dr. Brown, the Board considered the following key competencies: executive experience; public relations experience; government experience; and public company board experience. Dr. Brown has been a member of USEC’s Board since its privatization in 1998.

Sigmund L. Cornelius	Director since 2011 Age 57

Mr. Cornelius retired in January 2011 from ConocoPhillips, an integrated energy company, where he was Senior Vice President, Finance, and Chief Financial Officer from 2008 to 2010. Prior to that, Mr. Cornelius served as Senior Vice President, Planning, Strategy and Corporate Affairs from 2007 to 2008, having previously served as President, Exploration and Production — Lower 48 from 2006 to 2007 and President, Global Gas from 2004 to 2006. Mr. Cornelius joined ConocoPhillips predecessor Conoco Inc. in 1980. Mr. Cornelius also serves on the Board of Directors of Carbo Ceramics Inc., NiSource Inc., Parallel Energy Trust and Western Refining, Inc.

In recommending the re-election of Mr. Cornelius, the Board considered the following key competencies: CFO experience; audit committee financial expert; energy experience; business operations experience; and public company board experience.

Joseph T. Doyle	Director since 2006 Age 64

Mr. Doyle is a consultant to and a director of several for profit companies and not for profit organizations. From July 2002 through March 2003, he served as Senior Vice President and Chief Financial Officer of Foster Wheeler, Inc. Prior to joining Foster Wheeler, Mr. Doyle was Executive Vice President and Chief Financial Officer of U.S. Office Products from 1998 through 2001, Chief Financial Officer of Westinghouse Electric Company’s Industrial Group from 1996 through 1998, and Chief Financial Officer of Allison Engine Company (now Rolls Royce Allison) from 1994 through 1996.

In recommending the re-election of Mr. Doyle, the Board considered the following key competencies: CFO and 17 years of public accounting experience; audit committee financial expert; internal audit experience; nuclear submarine and nuclear energy and power experience; and engineering and construction experience.

H. William Habermeyer	Director since 2008 Age 69

Mr. Habermeyer retired in 2006 as President and Chief Executive Officer of Progress Energy Florida, a subsidiary of Progress Energy, Inc., a diversified energy company. Mr. Habermeyer joined Progress Energy predecessor, Carolina Power & Light in 1993 and served as Vice President of Nuclear Services and Environmental Support, Vice President of Nuclear Engineering, and Vice President of the Western Region in North Carolina, before assuming the role of President and Chief Executive Officer of Progress Energy Florida in 2000. Prior to that, Mr. Habermeyer had a
28-year career in the U.S. Navy, retiring as a Rear Admiral. Mr. Habermeyer also serves on the Board of Directors of Raymond James Financial, Inc. and Southern Company.

In recommending the re-election of Mr. Habermeyer, the Board considered the following key competencies: CEO experience; business operations experience, including operating and managing nuclear powered submarines and commercial nuclear power plants; nuclear engineering experience; electric utility experience; and public company board experience.

William J. Madia	Director since 2008 Age 64

Dr. Madia is a vice president at Stanford University responsible for oversight of the SLAC National Accelerator Laboratory, a U.S. Department of Energy national science lab. Dr. Madia retired in 2007 as Executive Vice President of Laboratory Operations of the Battelle Memorial Institute, a non-profit independent research and development organization, where he oversaw the management or co-management of six Department of Energy National Laboratories. Dr. Madia served in that position since 1999. In addition, he was President and CEO of UT-Battelle, LLC, he managed Battelle’s global environmental business, served as president of Battelle Technology International, director of Battelle’s Columbus Laboratories, and corporate vice president and general manager of Battelle’s Project Management Division.

In recommending the re-election of Dr. Madia, the Board considered the following key competencies: science and technology experience, including a PhD in nuclear chemistry; nuclear experience; DOE experience, including the management of six DOE laboratories; and executive and management experience.

W. Henson Moore	Director since 2001 Age 72

Mr. Moore was President and Chief Executive Officer of the American Forest and Paper Association, the national trade association of the forest, paper and wood products industry, from 1995 to 2006. He was also President of the International Council of Forest Product Associations from 2002 to 2004. Mr. Moore was previously Deputy Secretary of Energy from 1989 to 1992 and in 1992 became Deputy Chief of Staff for President George Bush. From 1975 to 1987 he represented the Sixth Congressional District of Louisiana in the U.S. House of Representatives. Mr. Moore also serves on the Board of Directors of Domtar Corporation.

In recommending the re-election of Mr. Moore, the Board considered the following key competencies: DOE experience; political affairs experience; legal experience; CEO experience; international experience; and public company board experience.

Walter E. Skowronski	Director since 2011 Age 63

Mr. Skowronski retired in 2009 as Senior Vice President of The Boeing Company and President, Boeing Capital Corporation, a wholly-owned subsidiary of The Boeing Company, a position he held from 2003 to 2009. Prior to that, Mr. Skowronski was Senior Vice President of Finance and Treasurer of The Boeing Company from 1999 to 2003. Prior to joining Boeing, Mr. Skowronski was Vice President and Treasurer of Lockheed Martin and its predecessor Lockheed Corporation from 1992 to 1999 after joining Lockheed Corporation in 1990.

In recommending the re-election of Mr. Skowronski, the Board considered the following key competencies: finance experience, audit committee financial expert; government contracting experience; and business operations experience.

M. Richard Smith	Director since 2011 Age 64

Mr. Smith retired in 2007 as Senior Vice President and President of Fossil Power of Bechtel Corporation, a global project execution company. During his 25-year Bechtel career he held other senior positions in engineering, construction and project management including Chief Executive Officer of Intergen and Senior Vice President of USGen, both Bechtel joint ventures, and Executive Vice President of Bechtel Enterprises. Since his retirement Mr. Smith has served as a consultant and director to Sithe Global Power LLC, an international power development company and Skyfuel Inc., a solar technology company. Mr. Smith also currently serves on the Boards of Directors of Aegion Corporation and of McGrath RentCorp. He previously served on the Board of Directors of Evergreen Energy Inc.

In recommending the re-election of Mr. Smith, the Board considered the following key competencies: senior executive experience; engineering, construction and project management experience; and public company board experience.

John K. Welch	Director since 2005 Age 62

Mr. Welch has been President and Chief Executive Officer since October 2005. Prior to joining USEC, he served as a consultant to several government and corporate entities. He was Executive Vice President and Group Executive, Marine Systems at General Dynamics Corporation from March 2002 to March 2003, and Senior Vice President and Group Executive, Marine Systems from January 2000 to March 2002. Prior to that, Mr. Welch held several executive positions over a ten-year period at General Dynamic’s Electric Boat Corporation, including President from 1995 to 2000. Mr. Welch currently serves on the Board of Directors of Battelle Memorial Institute and Precision Custom Components Inc.

In recommending the re-election of Mr. Welch, the Board considered the following key competencies: current service as USEC CEO; other executive experience; nuclear and defense experience; professional engineer experience; and manufacturing experience.

OTHER DIRECTORS

Biographical information, including relevant business and professional experience for each of the investor-designated directors is provided below:

Hiroshi Sakamoto	Director since 2010 Age 55

Mr. Sakamoto has served as Senior Vice President and General Manager, Toshiba Nuclear Energy Holdings (US) Inc., a subsidiary of Toshiba Corporation, since April 2007. Since April 2008, Mr. Sakamoto has also served as Senior Vice President and Board Director, Toshiba America Nuclear Energy Corporation, also a subsidiary of Toshiba Corporation. Mr. Sakamoto joined Toshiba Corporation in April 1981 and has held a variety of positions of increasing responsibility over his career, including Vice President for Nuclear Business Development from April 2003 to September 2009 and Senior Manager for Nuclear Energy Engineering from October 2001 to March 2003 at Toshiba International Corporation, a subsidiary of Toshiba Corporation focusing on the energy business. Mr. Sakamoto has a Bachelors Degree and a Masters Degree in Nuclear Engineering from Kyoto University.

Mary Pat Salomone	Director since 2011 Age 52

Ms. Salomone has served as Senior Vice President and Chief Operating Officer of The Babcock & Wilcox Company (“B&W”) since January 2010. She served as Manager of Business Development for Babcock & Wilcox Nuclear Operations Group, Inc. (“B&W NOG”) from January 2009 until January 2010. Previously, she was Manager of Strategic Acquisitions for B&W NOG from January 2008 to January 2009. From 1998 through December 2007, Ms. Salomone served as an officer of Marine Mechanical Corporation, which was acquired by B&W in May 2007, including as President and Chief Executive Officer from 2001 through 2007. Ms. Salomone previously served with two of B&W’s operating divisions, Nuclear Equipment Division and Fossil Power Division, from 1982 until 1998, in a variety of positions, including Manager of Navy Contracts, Project Manager and Manager of Quality Assurance Engineering.

GOVERNANCE OF THE COMPANY

Governance Information

Our Governance Guidelines

The Board has adopted Governance Guidelines, which serve as principles addressing the role of the Board of Directors in the areas of fiduciary oversight, independence, evaluation of the chief executive officer, and succession planning. The Governance Guidelines also set standards relating to the composition and operation of the Board and its committees, including standards relating to the selection and qualification of directors, evaluation of the Board and its committees, and director education. The Governance Guidelines are administered by the Board’s Nominating and Governance Committee, which regularly reviews director criteria and qualifications, and leads the performance assessments of the Board and its Committees. The Board annually assesses the adequacy and effectiveness of its Governance Guidelines. Copies of the current Governance Guidelines are available on our website at www.usec.com under “Corporate Governance” or upon written request, addressed to the Secretary, USEC Inc. at Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817.

Executive Sessions of Non-Management Directors

Our Governance Guidelines contemplate that non-management directors meet regularly in executive session. During 2011, the non-management directors met without management at regularly scheduled executive sessions, and James R. Mellor, Chairman, presided at these executive sessions.

Communications with the Board of Directors

The Board has an established process to receive communications from shareholders and other interested parties. This process has been approved by a majority of the independent directors. Shareholders and other interested parties may contact the Board, the presiding director for executive sessions of the non-management directors, or the non-management directors as a group, by mail or electronically. Communications by mail should be addressed to such recipient or recipients in care of USEC’s Secretary at the following address: c/o Secretary, USEC Inc., Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817. Electronic communications can be made through our website at www.usec.com. Under the Corporate Governance section, you will find a link to the e-mail address for writing an electronic message to the Board, the presiding director for executive sessions of the non-management directors, or the non-management directors as a group.

Director Independence

The New York Stock Exchange (“NYSE”) listing standards require that the boards of listed companies have a majority of independent directors and that audit, nominating and governance, and compensation committee members must all be independent as affirmatively determined by the Board. At its February 2012 meeting, after reviewing the NYSE standards of independence, the Board of Directors affirmatively determined that the following ten directors were independent: Mr. Armacost, Dr. Brown, Mr. Cornelius, Mr. Doyle, Mr. Habermeyer, Dr. Madia, Mr. Mellor, Mr. Moore, Mr. Skowronski, and Mr. Smith. The basis for these determinations was that each of these ten directors (other than Mr. Habermeyer and Dr. Madia) had no relationships with the Company other than being a director and/or shareholder of the Company. The Board determined that Mr. Habermeyer had no material relationships with the Company, taking into consideration his service on the board of directors of Southern Company, a customer of USEC. The Board determined that Dr. Madia had no material relationships with the Company, taking into consideration certain relationships Dr. Madia has with The Babcock & Wilcox Company, who through its subsidiaries is an investor in the Company (described below under “Investor-Designated Directors”) and is a party to a manufacturing joint venture with the Company. Dr. Madia previously served on a scientific advisory board of The Babcock & Wilcox

Company and on the management committee of Generation mPower, a joint company formed by The Babcock & Wilcox Company and Bechtel, however, Dr. Madia resigned from these roles in 2011. In addition, Dr. Madia has a consulting arrangement with The Babcock & Wilcox Company however, no consulting services were provided or payments made during 2011. All of the members of the Company’s Audit and Finance, Nominating and Governance, and Compensation committees are independent.

Investor-Designated Directors

On May 25, 2010, Toshiba Corporation and Babcock and Wilcox Investment Company (“B&W”) signed a securities purchase agreement to make a $200 million investment in the Company ($100 million each) over three phases upon the satisfaction at each phase of certain closing conditions. Toshiba Corporation assigned its rights and obligations as an investor pursuant to the securities purchase agreement to its subsidiary, Toshiba America Nuclear Energy Corporation (“Toshiba”). On September 2, 2010, the first closing of $75 million occurred and Toshiba and B&W received shares of convertible preferred stock and warrants to purchase shares of common stock, which will be exercisable in the future. The remaining two phases of the investment have not yet occurred. Under the purchase agreement and related transaction documents, Toshiba and B&W, as the holders of the convertible preferred stock, have the right to elect a total of two directors of the Company (the “Investor-Designated Directors”). Mr. Hiroshi Sakamoto and Ms. Mary Pat Salomone are currently serving as the Investor-Designated Directors. Toshiba and B&W could lose this right under certain circumstances, including reductions in their equity holdings of the Company below certain thresholds.

Mr. Sakamoto and Ms. Salomone abstain from voting on any matters involving Toshiba, B&W and their affiliates.

Criteria for Board Membership

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company. This assessment includes the consideration of each director’s, or each nominee’s, business background, experience and capabilities complementary to other directors’ experience and capabilities, financial acumen, experience with government, willingness and ability to devote adequate time to the Company, integrity, and any other factor deemed appropriate, all in the context of an assessment of the perceived needs of the Board at that point in time. In addition, the Board considers the diversity of its members when considering a candidate. USEC does not have a formal policy on Board diversity, however, USEC’s Board of Directors Governance Guidelines include diversity as one of the criteria to be considered in reviewing the appropriate skills and characteristics required of Board members and nominees. When the Nominating and Governance Committee considers diversity, it takes an expansive view and seeks to achieve a diversity of viewpoints, skills, experience and other factors.

The Nominating and Governance Committee identifies potential nominees by asking current directors to notify the Committee if they become aware of persons meeting the criteria described above, who might be available to serve on the Board. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee or their designee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Mr. Sakamoto and Ms. Salomone were designated by Toshiba and B&W, respectively. Under the terms of the securities purchase agreement with Toshiba and B&W, the Nominating and Governance Committee reviewed the qualifications of Mr. Sakamoto and Ms. Salomone prior to their election to the Board. Ms. Salomone was elected to the Board in December 2011 to replace the previous B&W designee who left B&W.

Director Nominations by Shareholders

The Nominating and Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must comply with notification requirements in USEC’s bylaws. The bylaws require, among other things, that a shareholder must submit the recommendation in writing and must include the following information:

•	the name of the shareholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•

the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the Board.

Under our bylaws, a shareholder’s nomination for director must be delivered to the Company’s Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. Accordingly, shareholder nominations for director must be received by the Company between December 27, 2012 and January 26, 2013, in order to be considered timely, unless the Company gives notice that the date of the annual meeting is more than 30 days before, or more than 60 days after, April 26, 2013.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the role of the Chairman and Chief Executive Officer should be separate. However, USEC currently has a separate, independent Chairman. Mr. Mellor has been Chairman since USEC’s privatization in 1998. USEC believes this leadership structure is appropriate for USEC at this time because Mr. Mellor provides valuable oversight of management, while avoiding potential conflicts, and encouraging a proactive and effective board. In his role as Chairman, Mr. Mellor provides Board leadership, presides at all Board meetings, approves all Board agendas, and attends all Committee meetings.

The Board has responsibility for risk oversight of USEC and exercises this oversight function both through the entire Board and through the individual committees of the Board. Individuals who are responsible for USEC’s key risks report directly to the entire Board on a regular basis regarding USEC’s enterprise risk management (ERM) program. The Audit and Finance Committee has responsibility to discuss the Company’s guidelines and policies governing risk assessment and risk management and the process by which each is handled. The risks that are identified as part of USEC’s ERM program and through the Audit and Finance Committee process flow down to the specific committees based on their areas of responsibility. For example, the Audit and Finance Committee oversees the management by USEC of risks as they relate to audit and finance matters or other matters within the committee’s scope of responsibilities, while the Regulatory and Government Affairs Committee oversees the management by USEC of risks as they relate to compliance with regulatory requirements or other matters within the committee’s scope of responsibilities.

Risk Assessment of the Compensation Programs

The Compensation Committee reviews the Company’s compensation policies and practices for all employees, including executive officers, and has determined that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee also considers whether our compensation programs include certain design features which have been identified as having the potential to encourage excessive risk-taking when part of the plan design at other companies, such as: too much focus on short-term objectives, too much weight on one metric or objective, too many objectives or improper weighting of objectives, compensation mix overly weighted to cash, excessive use of stock options, and unreasonable award levels or goals. The Compensation Committee has noted several design features of the Company’s compensation programs for executives that reduce the likelihood of excessive risk-taking: the program design provides a balanced mix of fixed and variable pay, cash and equity, and short-term and long-term incentives, multiple, balanced performance metrics are used, maximum payout levels for incentive awards are capped, the Compensation Committee has downward discretion over incentive program awards, the Company’s equity incentive plan allows the Company to “claw back” payments to those engaged in misconduct related to a restatement of the Company’s financial results, and executives are subject to stock ownership guidelines. The Compensation Committee has determined that, for all employees, the Company’s compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Code of Business Conduct

USEC has a code of business conduct, applicable to all of our directors, officers and employees. The code of business conduct provides a summary of the standards of conduct that are at the foundation of our business operations. The code of business conduct states that we conduct our business in strict compliance with all applicable laws and addresses other important matters such as conflicts of interest and how violations of the code may be reported and will be handled. Each director, officer and employee must read the code of business conduct and sign a form stating that he has read, understands and agrees to comply with the code of business conduct. Our Business Conduct Committee is responsible for monitoring performance under the code of business conduct and for addressing any issues that arise with respect to the code. A copy of the code of business conduct is available on our website at www.usec.com or upon written request, addressed to the Secretary, USEC Inc. at Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817.

Transactions with Related Persons

The Board has adopted a policy and procedures for review, approval or ratification of transactions involving the Company and “related persons” (the Company’s directors and executive officers and shareholders owning 5% or greater of the Company’s outstanding stock, or their immediate family members). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules or that is otherwise referred to the Board for review. This generally includes transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest. Under this policy, related person transactions must be approved by the Nominating and Governance Committee, although the Chairman of the Board may direct that the full Board review specific transactions. The transaction must be approved in advance whenever feasible and, if not feasible, must be ratified at the Nominating and Governance Committee’s next meeting. In determining whether to approve or ratify a related person transaction, the Nominating and Governance Committee will take into account all factors it deems appropriate, including: whether the subject matter of the transaction is available from other non-affiliated sources; whether the transaction is on terms no less favorable to the Company than terms generally available from an unaffiliated third party; the extent of the related person’s interest in the transaction; and whether the transaction is in the best interests of the Company.

Management is responsible for the development and implementation of processes and controls to ensure that related person transactions are identified and that disclosure is made as required by law. To that end, currently we annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions.

Corporate Governance Information

Shareholders will find information about our corporate governance practices on our website at www.usec.com. Our website contains information about our Board of Directors, Board committees, current copies of our bylaws and charter, committee charters, Code of Business Conduct and Governance Guidelines. Shareholders may obtain, without charge, hard copies of the above documents by writing to the Secretary, USEC Inc. at Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817.

Board and Committee Membership

Pursuant to the Delaware General Corporation Law, under which USEC is organized, our business, property, and affairs are managed under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials prepared for them by management, by participating in meetings of the Board and its committees, and by other means.

It is the Board’s policy that all directors attend the annual meeting. We had thirteen directors at the time of the 2011 annual meeting, all of whom attended the 2011 annual meeting.

During 2011, the Board of Directors held eight regular meetings and four special meetings. All directors attended 75% or more of the Board of Directors’ meetings and meetings of the committees on which they served. The average attendance of all directors at all Board and committee meetings in 2011 was 96%.

During 2011, the Board had designated five standing committees, each identified in the table below. All five committees are composed entirely of non-employee directors. The Board has adopted a written charter for each of these committees. The full text of each charter is available on the Company’s website located at www.usec.com.

The table below sets forth the membership of these committees as of March 2, 2012 and the number of meetings held in 2011:

Director	Audit and Finance Committee	Compensation Committee	Nominating and Governance Committee	Regulatory and Government Affairs Committee	Technology and Competition Committee
Michael H. Armacost			Chair	X
Joyce F. Brown		X	X
Sigmund L. Cornelius	X	X
Joseph T. Doyle	Chair	X
H. William Habermeyer		Chair			X
William J. Madia				X	Chair
James R. Mellor			X
W. Henson Moore	X			Chair
Hiroshi Sakamoto				X
Mary Pat Salomone					X
Walter E. Skowronski	X		X
M. Richard Smith			X		X
Number of Meetings in 2011	7	5	5	5	5

The functions performed by our five standing committees are described below.

Audit and Finance Committee

The Audit and Finance Committee represents and assists the Board with the oversight of: the integrity of the Company’s financial statements and internal controls, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function, and the performance of the independent auditors. In addition, the Committee is responsible for appointing, overseeing and terminating the Company’s independent auditors, and reviewing the Company’s accounting processes, financial controls, reporting systems, and the scope of the audits to be conducted. The Committee is also responsible for advising the Board regarding significant financial matters. The Committee is also responsible for discussing the Company’s guidelines and policies governing risk assessment and risk management and the process by which each is handled and to oversee the management by the Company of risks as they relate to audit and finance matters or other matters within the Committee’s scope of responsibilities. The Committee meets regularly in executive session with the Company’s independent auditors and with the Company’s internal auditors.

The Board has determined that each member of the Audit and Finance Committee is an “independent director” in accordance with NYSE listing standards. Under the NYSE listing standards, all audit committee members must be “financially literate,” as that term is determined by the Board in its business judgment. Further, under the Securities and Exchange Commission’s (the “SEC”) rules, the Board must determine whether at least one member of the audit committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that all members of the Audit and Finance Committee are “financially literate” and that Mr. Doyle, Mr. Cornelius and Mr. Skowronski qualify as “audit committee financial experts.”

Compensation Committee

The Compensation Committee’s responsibilities include annually reviewing the performance of the Chief Executive Officer and other senior management; overseeing and administering the Company’s executive compensation program; and reviewing, overseeing and evaluating overall compensation programs and policies for the Company and its employees. The Compensation Committee is also responsible for overseeing the management by the Company of risks as they relate to the Company’s compensation policies and practices and other matters within the Committee’s scope of responsibilities. The Compensation Committee is also responsible for periodically reviewing compensation for non-employee directors and making recommendations to the Board. The Compensation Committee also establishes annual performance objectives under the Company’s incentive programs and oversees administration of employee benefit plans. Additional information on the processes and procedures for consideration of executive and director compensation are addressed in the Compensation Discussion and Analysis.

The Board has determined that each member of the Compensation Committee is an “independent director” in accordance with NYSE listing standards.

Nominating and Governance Committee

The functions of the Nominating and Governance Committee include the following: identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; overseeing the annual evaluations of the Chief Executive Officer, the Board and its committees; and overseeing the management by the Company of risks as they relate to the Company’s corporate governance or other matters within the Committee’s scope of responsibilities.

The Nominating and Governance Committee will consider director candidates recommended by shareholders in accordance with the procedures previously described under “Governance Information — Director Nominations by Shareholders.” In addition, the Nominating and Governance Committee is responsible for reviewing the Company’s code of business conduct and overseeing the Company’s processes for monitoring compliance, and for reviewing and approving all transactions between the Company and any related person under the Company’s related person transaction policy previously described.

The Board has determined that each member of the Nominating and Governance Committee is an “independent director” in accordance with NYSE listing standards.

Regulatory and Government Affairs Committee

The Regulatory and Government Affairs Committee’s responsibilities include monitoring the Company’s compliance with regulatory requirements, overseeing the Company’s initiatives with and involving various agencies of the United States government and applicable State governments, advising the Board on regulatory and other governmental considerations in the Board’s deliberations and decision-making processes, and overseeing the management by the Company of risks as they relate to the Company’s compliance with regulatory requirements or other matters within the Committee’s scope of responsibilities.

Technology and Competition Committee

The Technology and Competition Committee’s responsibilities include providing oversight and guidance to management with respect to the Company’s technology initiatives, with a focus on the potential technological advances and technological risk related to the Company’s centrifuge technology; informing the Board of significant energy policy developments and developments in enrichment technology; monitoring competition and market demand in the enrichment industry; monitoring the protection of the Company’s intellectual property; monitoring issues with respect to the Company’s information technology; monitoring operational readiness activities; and overseeing the management by the Company of risks as they relate to the Company’s technology, competition or other matters within the Committee’s scope of responsibilities.

Compensation of Directors

Non-Employee Director Compensation Arrangement

Annual compensation for non-employee directors covers service for the one-year term commencing at the annual meeting. Mr. Welch, President and Chief Executive Officer, does not receive separate compensation for his Board activities. The Investor-Designated Directors described under “Governance Information — Investor-Designated Directors” do not receive compensation from the Company for their Board activities.

During the 2011–2012 term, non-employee directors received an annual retainer of $200,000, consisting of $80,000 in cash and restricted stock units with a value of $120,000 under the USEC Inc. 2009 Equity Incentive Plan. These restricted stock units will vest one year from the date of grant, however, vesting is accelerated upon (1) the director attaining eligibility for retirement (defined below), (2) termination of the director’s service by reason of death or disability, or (3) a change in control. No separate meeting fees are paid. The Chairman of the Board receives an annual chairman’s fee of $100,000 in cash in connection with his duties as Chairman of the Board. The chairman of the Audit and Finance Committee receives an annual chairman’s fee of $20,000 in cash, the chairman of the Compensation Committee receives an annual chairman’s fee of $10,000 in cash, and the chairman of each other committee receives an annual chairman’s fee of $7,500 in cash. Directors have the option to receive their cash fees in restricted stock units. A director who elects to receive their cash fees in restricted stock units will receive an incentive payment of restricted stock units equal to 20% of the portion of the cash fees that the director elects to take in restricted stock units in lieu of cash. These incentive restricted stock units will vest in equal annual installments over three years from the date of grant, however, vesting is accelerated upon

(1) the director attaining eligibility for retirement, (2) termination of the director’s service by reason of death or disability, or (3) a change in control. All fees are payable at the beginning of the term. Settlement of restricted stock units granted to non-employee directors is made in shares of USEC stock upon the director’s retirement or other end of service. All non-employee directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of the Company.

Retirement is defined in the 2009 Equity Incentive Plan in the case of non-employee directors as a termination of service on or after age 75. As of December 31, 2011, Mr. Mellor was eligible for retirement.

For the 2012–2013 term, the Board of Directors approved the following changes to the non-employee director compensation:

•

Replaced the restricted stock unit portion of the annual retainer with a fixed annual grant of 25,000 restricted stock units (based on a closing price of USEC stock on March 2, 2011 of $1.39 per share, 25,000 shares of USEC stock had a value of $34,750 as compared to the annual grant of restricted stock units with a value of $120,000; actual grants for the 2012–2013 term will be made seven days after the public release of the Company’s quarterly results for the first quarter of 2012 consistent with past practice); and

•	Cash fees are payable in four equal installments per year (rather than in a lump sum at the beginning of the term).

Director Deferred Compensation Plan

Directors also have the option to defer all or a portion of their cash fees into the USEC Inc. Director Deferred Compensation Plan. This plan is intended to be a non-qualified deferred compensation plan that complies with the regulations of Section 409A of the Internal Revenue Code of 1986, as amended. Directors who elect to participate in the plan may defer up to a maximum of 100% and a minimum of 5% of cash director fees. A director may receive a distribution from the plan upon a qualifying distribution event such as a separation from service, disability, death, or in-service distribution on a specified date, change in control or an unforeseeable emergency all as defined in the plan. Distributions from the plan will be made in cash in a lump sum, annual installments, or a combination of both, in the manner elected by the director and provided for in the plan. During 2011, no directors participated in the plan.

Director Stock Ownership Guidelines

In order to more closely align directors’ interests with the interests of shareholders, directors are required to hold 25,000 shares of Company common stock. The stock ownership guidelines do not apply to the Investor-Designated Directors. Restricted stock units are counted toward meeting this objective. As an incentive to take more of their compensation in the form of Company stock, directors are eligible to receive incentive restricted stock units described above under “Non-Employee Director Compensation Arrangement.” As of December 31, 2011, all of the directors had satisfied their stock ownership guidelines.

Director Compensation in Fiscal Year 2011

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
James R. Mellor	$180,000	$120,000	$300,000
Michael H. Armacost	$87,500	$120,000	$207,500
Joyce F. Brown	$80,000	$120,000	$200,000
Sigmund L. Cornelius	$92,932	$139,397	$232,329
Joseph T. Doyle	—	$240,000	$240,000
H. William Habermeyer	$90,000	$120,000	$210,000
William J. Madia	$87,500	$120,000	$207,500
W. Henson Moore	$87,500	$120,000	$207,500
Walter E. Skowronski	$92,932	$139,397	$232,329
M. Richard Smith	$105,863	$158,795	$264,658

(1)	The amounts shown in the Fees Earned or Paid in Cash column include the following:

•

Annual Retainers: Cash paid in 2011 for $80,000 cash portion of annual retainers for the 2011–2012 term. Mr. Doyle elected to take all fees in restricted stock units in lieu of cash as shown in the Stock Awards column. Cash paid in 2011 to Mr. Cornelius, Mr. Skowronski and Mr. Smith for cash portion of pro-rated annual retainer for the 2010-2011 term. Mr. Cornelius and Mr. Skowronski joined the Board in March 2011 and Mr. Smith joined the Board in January 2011.

•

Chairman’s Fees: Cash paid in 2011 to Mr. Armacost ($7,500), Mr. Habermeyer ($10,000), Dr. Madia ($7,500) and Mr. Moore ($7,500) for annual committee chairman’s fees for the 2011–2012 term. Also includes cash paid in 2011 to Mr. Mellor for his annual chairman’s fee of $100,000 for the 2011–2012 term.

(2)	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of stock awards to directors in 2011, computed in accordance with Financial Accounting Standards Board (“FASB”) Auditing Standards Codification (“ASC”) Topic 718 (Compensation — Stock Compensation). For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

The amounts shown in the Stock Awards column includes $120,000 annual retainer payable in restricted stock units. The amount for Mr. Doyle also includes restricted stock units granted in lieu of cash fees and any related incentive restricted stock units. The amount for Mr. Cornelius, Mr. Skowronski and Mr. Smith includes pro-rated annual retainer payable in restricted stock units for the 2010-2011 term. The amounts shown in the Stock Awards column for each of the non-employee directors includes the following grants of restricted stock units, which have the following grant date fair value, calculated using the closing price of

USEC’s common stock on the date of grant in accordance with FASB ASC Topic 718 (Compensation — Stock Compensation):

Name	Grant Date	Number of Restricted Stock Units	Grant Date Fair Value
James R. Mellor	05/10/11	26,087	$120,000
Michael H. Armacost	05/10/11	26,087	$120,000
Joyce F. Brown	05/10/11	26,087	$120,000
Sigmund L. Cornelius	03/01/11	3,759	$19,397
	05/10/11	26,087	$120,000
Joseph T. Doyle	05/10/11	52,174	$240,000
H. William Habermeyer	05/10/11	26,087	$120,000
William J. Madia	05/10/11	26,087	$120,000
W. Henson Moore	05/10/11	26,087	$120,000
Walter E. Skowronski	03/01/11	3,759	$19,397
	05/10/11	26,087	$120,000
M. Richard Smith	01/01/11	6,444	$38,795
	05/10/11	26,087	$120,000

The aggregate number of stock awards, including shares of restricted stock and restricted stock units, outstanding at December 31, 2011 for each of the non-employee directors is as follows:

Name	Number of Shares of Restricted Stock or Restricted Stock Units
James R. Mellor	262,768
Michael H. Armacost	136,462
Joyce F. Brown	155,656
Sigmund L. Cornelius	29,846
Joseph T. Doyle	201,435
H. William Habermeyer	105,586
William J. Madia	130,350
W. Henson Moore	143,859
Walter E. Skowronski	29,846
M. Richard Smith	32,531

(3)	No stock option grants were made to directors in 2011. The following table shows the number of stock options held by each non-employee director as of December 31, 2011, all of which are immediately exercisable:

Name	Number of Securities Underlying Unexercised Options
James R. Mellor	72,063
Michael H. Armacost	16,750
Joyce F. Brown	17,250
Joseph T. Doyle	1,227
W. Henson Moore	10,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table shows the beneficial ownership of the Company’s common stock as of March 2, 2012 by each of the Company’s directors and director nominees, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated in the table, each person has the sole power to vote and dispose of the shares reported as beneficially owned by such person.

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Michael H. Armacost	128,440		*
John C. Barpoulis	655,419		*
Joyce F. Brown	146,919		*
Sigmund L. Cornelius	3,759		*
Joseph T. Doyle	177,180		*
H. William Habermeyer	89,499		*
William J. Madia	101,512		*
James R. Mellor	508,585		*
W. Henson Moore	128,272		*
Peter B. Saba	333,978		*
Hiroshi Sakamoto	—		*
Mary Pat Salomone	—		*
Philip G. Sewell	808,079		*
Walter E. Skowronski	3,759		*
M. Richard Smith	6,444		*
Robert Van Namen	662,706		*
John K. Welch	2,106,920		1.7%
Directors and all executive officers as a group (25 persons)	7,171,727	(2)	5.7%

*	Less than 1%

(1)	Includes shares subject to options granted pursuant to the USEC Inc. 2009 Equity Incentive Plan (or its predecessor plan, the USEC Inc. 1999 Equity Incentive Plan) exercisable, as of March 2, 2012, or within 60 days from such date as follows: Mr. Armacost 16,750; Dr. Brown 17,250; Mr. Doyle 1,227; Mr. Mellor 72,063; Mr. Moore 10,500; Mr. Welch 922,829; Mr. Barpoulis 326,847; Mr. Saba 136,270; Mr. Sewell 478,512; and Mr. Van Namen 352,395. Also includes restricted stock units that can be converted into USEC common stock within 60 days from March 2, 2012 as follows: Mr. Armacost 85,848; Dr. Brown 85,848; Mr. Cornelius 3,759; Mr. Doyle 145,953; Mr. Habermeyer 79,499; Dr. Madia 101,512; Mr. Mellor 170,991; Mr. Moore 85,848; Mr. Skowronski 3,759; and Mr. Smith 6,444.

(2)	Includes 2,832,759 shares subject to options granted pursuant to the USEC Inc. 2009 Equity Incentive Plan (or its predecessor plan, the USEC Inc. 1999 Equity Incentive Plan) exercisable as of March 2, 2012, or within 60 days from such date. Includes 769,461 restricted stock units that can be converted into USEC common stock within 60 days from March 2, 2012.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those holders known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s common stock as of December 31, 2011. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Owned
Security Investors LLC	8,904,284	(1)	7.34%
One Security Benefit Place
Topeka, KS 66636-0001
Dimensional Fund Advisors LP	8,402,845	(2)	6.89%
6300 Bee Cave Road
Austin, Texas 78746
Tradewinds Global Investors, LLC	7,439,861	(3)	6.10%
2049 Century Park East, 20th Floor,
Los Angeles, CA 90067
The Vanguard Group, Inc.	6,369,912	(4)	5.22%
100 Vanguard Boulevard
Malvern, PA 19355

(1)	The Schedule 13G/A filed on February 13, 2012 with the SEC by Security Investors LLC states that they have the sole power to vote and to dispose of 8,904,284 shares.

(2)	The Schedule 13G/A filed on February 14, 2012 with the SEC by Dimensional Fund Advisors LP states that it has sole power to vote 8,193,219 shares and sole power to dispose of 8,402,845 shares. Dimensional Fund Advisors states in its Schedule 13G/A that all securities reported therein are owned by its funds, no one of which, to its knowledge, owns more than 5% of the class of securities. In its Schedule 13G/A, Dimensional Fund Advisors disclaims beneficial ownership of all such securities.

(3)	The Schedule 13G filed on February 14, 2012 with the SEC by Tradewinds Global Investors, LLC states that it has the sole power to vote 5,993,726 shares and the sole power to dispose of 7,439,861 shares. Tradewinds Global Investors states in its Schedule 13G that securities reported in its Schedule 13G are beneficially owned by clients which may include investment companies registered under the Investment Company Act and/or employee benefit plans, pension funds, endowment funds or other institutional clients.

(4)	The Schedule 13G filed on February 13, 2012 with the SEC by The Vanguard Group, Inc. states that they have the sole power to vote 185,429 shares, the sole power to dispose of 6,184,483 shares and shared power to dispose of 185,429 shares. The Schedule 13G states that The Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 185,429 shares of common stock and directs the voting of such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who own more than 10% of our common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish us with copies of the reports. We received written representations from each such person who did not file an annual report with the SEC on Form 5 that no Form 5 was due. Based on our review of the reports and representations, we believe that all required Section 16(a) reports were timely filed in 2011, except that Ms. Christine M. Ciccone, an executive officer, filed a Form 4 on October 3, 2011 that included the late reporting of shares of common stock surrendered by her to the Company on September 24, 2011 to satisfy her withholding tax obligation upon the vesting of shares of restricted stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the compensation programs for our Chief Executive Officer and Chief Financial Officer in 2011 as well as our other three most highly compensated executive officers during 2011, all of whom we refer to collectively as our named executive officers or NEOs. Our NEOs for 2011 are:

•	President and Chief Executive Officer (CEO), John K. Welch;

•	Senior Vice President and Chief Financial Officer (CFO), John C. Barpoulis;

•	Senior Vice President, General Counsel and Secretary, Peter B. Saba;

•	Senior Vice President, American Centrifuge and Russian HEU, Philip G. Sewell; and

•	Senior Vice President, Uranium Enrichment, Robert Van Namen.

Executive Summary

Company Background

USEC, a global energy company, is a leading supplier of low enriched uranium (“LEU”) for commercial nuclear power plants. USEC enriches uranium at the Paducah gaseous diffusion plant that we lease from the U.S. Department of Energy (“DOE”) and is also the exclusive executive agent for the U.S. government under a nuclear nonproliferation program with Russia known as Megatons to Megawatts. In addition, we provide transportation and storage systems for spent nuclear fuel and nuclear and energy consulting services and perform limited contract work for DOE and its contractors at the Paducah, Kentucky and Portsmouth, Ohio sites.

Our business is in a state of significant transition. We are working to deploy a highly efficient uranium enrichment gas centrifuge technology, called the American Centrifuge technology, in the American Centrifuge Plant (“ACP”) in Piketon, Ohio. The American Centrifuge Plant is intended as the long-term replacement for the Paducah plant. We expect to make an important decision regarding continued commercial enrichment operations at the Paducah plant by May 2012. During 2011, we completed the transition of our Portsmouth contract services business to the DOE decontamination and decommissioning (D&D) contractor for the site. This included work we had been doing since the Portsmouth gaseous diffusion plant ceased enrichment in 2001.

Overview of 2011 Performance

2011 Challenges.     2011 was a very challenging year for the Company and we will continue to be under significant competitive and cost pressures in 2012 and beyond, with significant decisions to be made in the first half of 2012.

•

Events that unfolded in 2011 as a result of the March 2011 Fukushima earthquake and tsunami in Japan have significantly affected our business. The Fukushima Daiichi plant’s six reactors are now shut down and at least four of the six are not expected to reopen. At the start of 2012, more than 50 reactors in Japan and Germany are off-line as a result of government decisions in those countries. The shutdown of these reactors has affected supply and demand for LEU over the next two to four years and this impact could grow more significant over time. These events came at an unfortunate time for what we were hoping to achieve in 2011 and the impact of these events will continue to challenge our business in 2012.

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We continue to believe that the best path to maximizing long-term shareholder value is to maintain a viable path to the deployment of the American Centrifuge Plant and that a DOE loan guarantee is critical to the financing of the American Centrifuge Plant. Despite continued efforts through most of 2011 to obtain a conditional commitment for a loan guarantee from DOE and having invested more than $2.2 billion in the project, we were not successful in 2011 in satisfying DOE’s concerns regarding the financial and project execution depth of the American Centrifuge project. Instead of moving forward with a conditional commitment for a loan guarantee, in the fall of 2011, DOE proposed a two-year $375 million cost share research, development and demonstration (RD&D) program for the project. This caused us to substantially change our plan for deployment of the American Centrifuge Plant from where we thought we would be at the beginning of 2011 when our incentive plan goals were set (which contemplated receipt of a conditional commitment during 2011) and to reduce spending on the project beginning in October. We have begun work on the RD&D program and have funded it through March 2012 and are working with DOE and Congress to obtain government funding for the program. Given the uncertainty surrounding funding for the RD&D program, we are also planning for a demobilization of the project and evaluating other strategic options.

•	These combined events contributed to our stock losing significant value during 2011.

2011 Accomplishments.     Despite the negative events of 2011, the Company achieved the following goals during 2011, many of which were also aligned with the corporate and individual performance measures of the NEOs discussed below:

•	Achieved gross profit margin for 2011 at the high end of the range forecasted by management in early 2011 and slightly above target under the annual incentive program;

•	Achieved adjusted cash flow from operations of $91 million above target, enhancing our liquidity position during 2011;

•	In January 2011, we executed a $45 million exchange of convertible notes for 6.95 million shares of common stock, improving the Company’s financial position through de-leveraging;

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In March 2011, we executed an agreement with TENEX for a 10-year supply of Russian LEU beginning in 2013, preserving continued access to this important supply source following the conclusion of the Megatons to Megawatts program;

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In May 2011, we launched American Centrifuge Manufacturing, a joint company formed with Babcock & Wilcox Technical Services Group, Inc. for the manufacture and assembly of AC100 centrifuge machines, and kept our supplier base engaged despite continued uncertainty regarding the project;

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In September 2011, we successfully completed the transition of the Company’s Portsmouth contract services business to the decontamination and decommissioning (D&D) contractor for the site, minimizing certain transition costs;

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We maintained a path for the ultimate deployment of the American Centrifuge project despite the setbacks of 2011, including discussions with DOE during 2011 regarding the RD&D program that will serve as a critical bridge to obtaining a DOE loan guarantee and to the commercial plant deployment;

•	We continued to operate centrifuge machines in the lead cascade, with more than 100 machine years of runtime to date;

•	We optimized the operational side of our existing business despite significant cost pressures created by our older gaseous diffusion technology;

•	We augmented the Company’s near-term liquidity through customer order movements; and

•	We initiated management steps for contingency and organizational planning.

Effect of 2011 Performance on NEO Compensation.

•	Loss in value of equity awards.

•

Awards of restricted stock made in March 2011 at a grant date fair value of $5.16 per share lost approximately 78% of their value by December 30, 2011 (the last trading day of the year) because of our declining stock price.

•	Performance-based restricted stock included in the Stock Awards column of the Summary Compensation Table for 2011 was not awarded based on performance and resulted in no value to the NEOs.

•

Awards of restricted stock made in 2010 and 2009 were made at a grant date fair value of $5.18 per share and $3.72 per share, respectively. They have declined approximately 78% and 69% in value, respectively.

•

The CEO has not sold any shares of USEC stock since joining the Company in 2005 (other than shares withheld at vesting to pay withholding taxes), and so has not and will not realize the full value of these equity awards unless our stock price increases in the future to the level on the date of grant.

•

Option grants made in 2010 and 2009 at an exercise price of $5.18 and $3.72, respectively, have no intrinsic value as of December 31, 2011, and will provide no value to the NEOs unless, within five years of the grant date, our stock price exceeds the exercise price. The NEOs had 2,409,807 unexercised options outstanding as of December 31, 2011 at exercise prices ranging from $3.72 to $13.24 per share, all of which had no intrinsic value as of December 31, 2011.

•	Below target payouts of performance-based compensation.

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The Compensation Committee exercised its discretion to reduce the payout level for the Company financial portion of the 2011 annual incentive awards for the NEOs from 108% of target (the result based on performance) to 80%.

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The achievement of key performance objectives under the annual incentive at 48% for the CEO and 81% to 88% for the other NEOs resulted in an annual incentive payout (when combined with the Company financial portion of the annual incentive) of 65% of target for the CEO and 81% to 84% of target for the other NEOs (compared to 129% of target for the CEO for 2010).

•	Awards of performance-based restricted stock failed to meet the threshold level of attainment of relative total shareholder return (TSR) and accordingly, there was zero payout.

•	CEO 2011 realizable pay was 47% of opportunity pay

About this table:

•	Pay opportunity is target compensation, before actual performance results are taken into account.

•

Realizable pay is the actual value of compensation earned, after incentive payouts have been determined and reflective of stock price movements since the date of grant (table includes the market value of restricted stock grants as of December 31, 2011 and the cash value of Strategic Incentive Plan awards earned during 2011 for the 2011-2013 performance cycle).

Changes Made to the Compensation Program for 2011

The substantial majority (83%) of votes cast on the advisory say-on-pay vote at our 2011 annual meeting of shareholders was in favor, suggesting overall shareholder satisfaction with our executive compensation program. Nevertheless, the Compensation Committee continually reviews the compensation programs for our NEOs and other key executives to ensure that they achieve the desired goals of attracting and retaining highly qualified individuals during this critical transition period while further enhancing the focus on pay-for-performance. As a result of its review process, for 2011, the Compensation Committee made the following changes to our executive compensation programs, which further enhanced our pay-for-performance philosophy while also providing retention value, which is important because of the unique knowledge of our executives:

•	Replaced the annual stock option grant to executives under our long-term incentive program with performance-based restricted stock;

•

Added a relative total shareholder return measure to our long-term incentive awards to further align the compensation of our executives with our performance relative to companies we compete with for executive talent; and

•	Replaced a portion of the time-vested grant of restricted stock with a new three-year performance-based cash incentive program (the “Strategic Incentive Plan”) to further link pay with performance.

Changes Anticipated to the Compensation Program for 2012

In light of the challenges and transitions facing our business, we have initiated an internal review of our organizational structure and engaged a management consulting firm to support this review. We expect this review will result in a significantly smaller workforce over time. We could announce actions affecting employees in the second quarter of 2012. As a result, the Compensation Committee is considering potential changes to the compensation program for the NEOs for 2012. Since the three-year Strategic Incentive Plan is not achieving its intended objectives, we anticipate as part of these potential changes suspending the Strategic Incentive Plan and replacing it with a performance-based incentive program with increased retentive features for the NEOs and certain other key employees.

Highlights of Our Compensation Program and Pay-For-Performance

Our executive compensation program is built on a strong governance framework and pay-for-performance philosophy. Key design elements and features of this program are:

•	Strong oversight by our Compensation Committee of all elements of executive compensation;

•	Base salary represents less than 30% of each NEO’s total direct compensation opportunity (22% for the CEO), with the remainder of compensation being variable or “at risk;”

•	The Committee’s use of an independent compensation consultant;

•

Based on a comprehensive pay-for-performance analysis conducted by the compensation consultant during 2011, realizable pay was aligned with Company three-year performance and the Company’s Peer Group, as described below under “Pay-for-Performance Assessment;”

•	Stock ownership guidelines that are significantly exceeded by each of our NEOs;

•	A “no hedging” policy in our insider trading policy that prohibits employees and directors from hedging the economic interest in the USEC shares they hold;

•	Our equity incentive plan includes a compensation recovery or “claw back” provision that applies to all equity plan participants, as described below under “Recovery of Incentive Compensation;”

•	Provide only very limited perquisites – those provided relate to areas that we believe benefit the Company, including financial planning and executive physicals;

•	No employment agreements with NEOs; severance is limited to one times base salary and annual bonus;

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Change in control agreements are “double-trigger” requiring both a change in control and a separation from service within a specified period to receive benefits. These agreements provide for automatic renewal to protect employees; however, we retain the ability to terminate the agreements with sufficient notice;

•

Existing change in control agreements contain a limited excise tax gross-up that has been in the Company’s form of agreement since the Company’s change in control arrangements were put in place in 1999; however, the Compensation Committee determined that beginning in 2011, new or materially amended agreements will not provide for any excise tax gross-up; and

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A strong risk management program with specific responsibilities assigned to the Board and its committees, and consideration of avoiding excessive risk in compensation decisions. See discussion of the compensation risk assessment performed during 2011 under “Risk Assessment of Compensation Programs.”

Compensation Philosophy and Objectives

The Compensation Committee on behalf of the Board of Directors oversees an executive compensation program designed to enable USEC to attract and retain highly talented individuals. This program reflects the Company’s philosophy that the majority of an executive’s compensation should be based on his or her overall contribution to the success of the Company and the creation of long-term value for our shareholders. In keeping with this philosophy, the Compensation Committee has established the following objectives for the Company’s executive compensation program:

Objective	How We Implement Our Objectives
Compensation should be aligned with shareholders’ interests.	• Strong incentives to maximize long-term value for our shareholders. • Long-term stock ownership by executives and stock-based performance incentives provide ongoing alignment.
Compensation should support our business strategy and objectives.

• Reward successful execution of our business plan by linking performance goals directly to our business plan.

• Stretch performance goals encourage innovation by executives while not encouraging excessive risk-taking.

Compensation should be structured to pay for performance.

• A substantial portion of the total compensation opportunity is variable and dependent upon the Company’s operating and financial performance.

• An employee’s realized compensation may be above or below target compensation depending on performance.

• 2011 compensation was paid out significantly below target opportunity compensation (2011 annual incentives for the NEOs were paid out at between 65% and 84% of target; 2011 performance-based restricted stock paid out at 0% of target; for 2011, total realizable pay for the CEO was 47% of total opportunity pay).

Compensation opportunities should be market competitive.

• Compensation and benefits programs are designed to provide competitive compensation relative to the labor markets for our executives while maintaining fiscal responsibility for our shareholders.

• We use peer group proxy and published survey data to review market compensation.

• Base salaries and target total direct opportunity compensation are positioned at approximately between the 50th and 75th percentile of the market using this data.

• Current significant challenges facing the Company and talent retention objectives warrant targeting higher levels of compensation for some individuals.

Compensation and benefits programs should encourage short-term and long-term retention.

• Our compensation and benefits programs are intended to encourage retention and reward continuity of service, which is particularly important due to the unique skill sets of our executives.

• Short-term retention is also important due to the challenges currently facing our business.

Role of Executive Officers in Compensation Decisions

•	CEO and other NEO pay are set by the independent Compensation Committee (other than base salaries, which are set by the Board upon recommendation by the Compensation Committee).

•

CEO and the Senior Vice President of Human Resources and Administration provide support to the Compensation Committee and attend all Compensation Committee meetings but are not present for executive sessions or discussions of their individual compensation.

•	CEO provides performance assessments and compensation recommendations for each of the other NEOs and a self-assessment of his own performance.

•	CFO attends Compensation Committee meetings as needed to report on financial items.

•

Compensation Committee meetings often include an executive session without members of management present – during 2011, the Compensation Committee met five times, including three times in executive session.

Role of Compensation Consultant

The Compensation Committee has retained Mercer to provide the Compensation Committee with independent compensation data, analysis and advice. Mercer reports to the Compensation Committee and its Chairman and provides no other services for the Company. Under the Compensation Committee’s charter, the Compensation Committee has sole authority to retain and terminate them and to approve their fees and other retention terms. The Compensation Committee periodically reviews the retention of the compensation consultant, including taking into account its independence. In July 2011, the Compensation Committee retained Mercer to replace Towers Watson, which was also performing human resources consulting services for the company. Even though, as described below under “Prior Compensation Consultant Independence” these services represented less than one-tenth of 1% of Towers Watson’s revenue for 2011, the Compensation Committee determined to replace them to prevent any potential conflicts of interest. Throughout 2011, the compensation consultant worked closely with the Compensation Committee and attended all Compensation Committee meetings and met with the Compensation Committee regularly in executive session. Examples of projects assigned to the compensation consultant included market studies of executive pay and of Board pay, pay-for-performance analysis, review of the peer group for executive compensation benchmarking, a review of the value of Company equity owned by executives, a compensation risk-assessment, a review of walk-away values as of year-end, and advice on compensation best practices.

Setting Executive Compensation

Each year, the Compensation Committee evaluates compensation levels for each of the executive officers of the Company. In setting compensation for 2011, the Compensation Committee reviewed and considered total compensation for each NEO, including a review of tally sheets that provide the value of (1) historic and current elements of each officer’s compensation (including savings plans, pension plans, health and welfare benefits and perquisites); (2) stock and stock options held by the executive at year end in the Company’s incentive and benefits plans; and (3) a review of compensation that would be paid upon termination of employment under various scenarios.

Use of Peer Group and Survey Data

The Compensation Committee strives to set target opportunity compensation levels to be competitive with the market in which we compete for executive talent. We use compensation information from (1) a peer group of publicly traded companies in specific industries in which we compete for executive talent and (2) general industry companies with revenues comparable to ours through the pooled survey data. Our compensation consultant combines the data from the Peer Group with pooled survey data to create the market data reviewed by the Compensation Committee.

Currently, as the only publicly traded uranium enrichment company in the United States, we do not have direct publicly traded U.S. peers. Therefore, the Peer Group was selected by the Compensation Committee upon the recommendation of its compensation consultant taking into consideration: industry relevance (focusing on specialty chemicals, aerospace and defense, construction and engineering, utilities with nuclear operations, and other utilities); business operations; and roughly comparable size in terms of revenue and market capitalization (although this is given less weight due to our stock price volatility). The Peer Group was not picked on the basis of executive compensation levels. The Peer Group during 2011 was the same as 2010 and included the following 19 companies:

Albemarle Corp.	Cytec Industries Inc.	Orbital Sciences Corp.

Alliant Techsystems Inc.	Esterline Technologies Corp.	Rockwell Collins Inc.

Arch Chemicals Inc.	FMC Corp.	Rockwood Holdings Inc.

Arch Coal Inc.	Goodrich Corp.	Shaw Group Inc.

Cameco Corp.	Hexcel Corp.	Teledyne Technologies

CONSOL Energy Inc.	McDermott International, Inc.

Curtiss-Wright Corp.	OM Group

The Peer Group is different from the peer group index used in the performance graph included in our annual report on Form 10-K. That group is more focused on companies with similar business attributes, primarily utilities with nuclear power generation capabilities, but also including chemical processing companies and aluminum companies (that are also large users of electric power). Peer Group compensation data is limited to publicly available information and therefore does not provide precise comparisons by position as offered by more comprehensive survey data. As a result, our Compensation Committee does not benchmark, but uses Peer Group data on a limited basis to analyze the competitiveness of our target compensation and our general compensation philosophy.

Our Compensation Committee also used commercially available survey data provided to it by its compensation consultant to identify market-median and other market elements related to our 2011 compensation program. This survey data included the 2010/2011 Towers Watson Data Services Top Management Report, the 2010 Mercer Executive Compensation Survey, and the Towers Watson Compensation Database. This survey data includes pooled compensation data from many companies and the findings are segregated by, for example, revenue level, number of employees, and industry. Using survey data of durable goods manufacturing organizations and general manufacturing organizations with comparable annual revenues, the Compensation Committee reviewed pooled compensation data for positions similar to those held by each NEO. In the case of the CEO and CFO, whose positions are the most directly comparable with those in other companies, the Compensation Committee also used survey data of metals and mining organizations with comparable annual revenues. The Compensation Committee is not provided with the names of the companies making up these surveys and is only privy to the statistical summaries provided in these surveys.

Pay-for-Performance Assessment

In July 2011, the Compensation Committee reviewed a historical pay-for-performance analysis conducted by its compensation consultant to evaluate the alignment of pay to performance at the Company versus our Peer Group for the three-year period ended December 31, 2010. Total shareholder return was measured as of mid-July 2011 for the Company and our Peer Group due to the significant decline of the Company’s share price since December 31, 2010. The analysis considered a comparison of each of the following over the three-year period:

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How our performance compared with the Peer Group using operational and shareholder performance metrics — specifically revenue growth, earnings per share growth, operating cash flow growth, return on equity, return on assets, and total shareholder return;

•	How the potential compensation opportunity for our executives compared with our Peer Group; and

•

How the amount of cash compensation our executives earned plus the value of equity compensation as of a specified date as a percentage of (1) their potential (realizable) compensation and (2) our reported net income and average market capitalization compared with our Peer Group.

The analysis concluded that our executive compensation is in alignment with our operational performance and total shareholder return. The analysis reflected that although the Company’s performance was generally below that of the Peer Group over the three-year period, our executives’ realized compensation was well below opportunity levels during the period, thus indicating that pay was in alignment with performance. The chart below provides an illustration of this realizable pay-for-performance analysis.

Pay for Performance Alignment — CEO

Each point on the chart represents a Peer Group company’s CEO’s three-year realizable compensation (the compensation actually paid including the economic value of equity-based grants) relative to his or her company’s three-year performance in Total Shareholder Return (TSR) over the period 2008-2010. Realizable pay data for our Peer Group is based on 2011 proxy filings. Compared to our Peer Group, we paid our CEO at the 16th percentile while we delivered TSR at the 18th percentile. The company believes this graph illustrates an appropriate correlation between our CEO’s pay and the Company’s performance.

Elements of Executive Compensation

Total Direct Compensation

Summary of Total Direct Compensation

Compensation Element	Objectives	Key Features
Base Salary	• Provides a stable annual income at a level consistent with individual contributions.	• Adjustments are considered annually based on individual performance, level of pay relative to the market, internal pay equity, and retention issues.

Annual Incentive Awards

• Rewards the achievement of critical annual financial and operational performance goals.

• Aligns NEOs interests with those of our shareholders by promoting improved financial results through improvements to gross margin and cash flow and reductions in controllable expenses.

• Retains NEOs by providing market-competitive compensation.

• Annual incentives can vary from 0% to 150% of the target amount.

• Annual performance goals are predetermined and include a combination of company performance measures, weighted 55%, and individual performance measures, weighted 45%.

Long-Term Incentive Awards (restricted stock, performance-based restricted stock and three-year performance-based cash incentive plan)

• Aligns NEO’s interests with long-term shareholder interests by linking part of each NEO’s compensation to long-term corporate stock performance, as well as rewarding total shareholder return performance.

• Provides opportunities for wealth creation and ownership, which promotes retention and enables us to attract and motivate our NEOs.

• Retains NEOs through multi-year vesting of equity grants and by providing market-competitive compensation.

• Ensures that the executive decision-making process maintains a balanced focus on both immediate measures of success and on the effective growth and development of the business three to five years in the future.

• Uses time-based and performance-based restricted stock to balance the multiple objectives.

• Long-term equity awards generally vest in increments over a three-year period.

• Additional performance components added for 2011 to further emphasize pay-for-performance.

Observations Regarding the Mix of Total Direct Compensation

The charts below show the relative proportion of each element of total direct compensation for the CEO (based on 2011 target opportunity levels). The mix is the same for the other NEOs, except that the amount of variable or “at-risk” compensation is higher for the CEO than the other NEOs (78% for the CEO versus 71% for the other NEOs) in light of his greater responsibility and ability to influence the Company’s results. The target value of long-term incentives is more than double that of the annual incentive to weight an executive’s compensation toward a focus on long-term rather than short-term goals.

Long-Term Incentive — Incentive compensation based on performance of greater than one year

Short-Term Incentive — Incentive compensation based on performance of one year or less

Cash — Compensation paid in the form of cash (base salary, annual incentive, and three-year performance-based cash incentive program)

Equity — Restricted stock awards or other equity awards. Equity awards are “at risk”

Variable Pay — Compensation that can vary based on Company or individual performance. Variable pay is “at risk”

Fixed Pay — Base pay or salary

Base Salary

The Compensation Committee recommends base salary levels for executive officers, including the CEO, to the Board for its approval. The Compensation Committee consults with the CEO with respect to the recommended base salaries for the other officers. The Compensation Committee’s compensation consultant provides market data to the Compensation Committee for use in setting base salaries. In setting individual base salaries, consideration also is given to (1) the performance of the Company; (2) the individual performance of each executive, taking into account the recommendation of the CEO with respect to the performance and contribution of individuals and the individual performance measures under the annual incentive program; (3) the executive’s scope of responsibility in relation to other officers and key executives within the Company and internal pay equity; and (4) any retention issues.

No base salary adjustments were made for the NEOs for 2011. Base salaries for 2011 were as follows: John K. Welch: $900,000; John C. Barpoulis: $428,000; Peter B. Saba: $390,000; Philip G. Sewell: $470,000; and Robert Van Namen: $428,000.

A cost-of-living adjustment of 3% was approved for all NEOs for 2012. In addition, Mr. Barpoulis, Mr. Saba and Mr. Van Namen also received additional merit-based adjustments of approximately 1% to 5% (for a total adjustment of 4% to 8%). Prior to this adjustment, the CEO had not had a cost-of-living or other base salary adjustment since 2008. Base salaries affect other elements of total compensation, including annual incentives, long-term incentives, and retirement benefits. In setting base salaries for the NEOs, the Compensation Committee considers the effects on other elements of total compensation.

Annual Incentive

The Compensation Committee sets annual incentive awards and performance goals for NEOs under our annual incentive program under the 2009 Equity Incentive Plan.

Form of Awards. Annual incentives for the NEOs and other eligible executives are paid in cash, in recognition that all of the NEOs have satisfied their stock ownership guidelines and have substantial USEC equity ownership. If an NEO elects to receive any portion of his annual incentive award in the form of restricted stock he would also receive an incentive grant of restricted stock (that vests one year from the date of grant) equal to 20% of the portion of the annual incentive that he took in restricted stock in lieu of cash. All of the NEOs elected to take their entire annual incentive award for 2011 in cash, as reflected on the “Summary Compensation Table.”

Target Levels. Target incentive opportunities are expressed as a percentage of base salary, which percentage is determined by the Compensation Committee based on position, market data provided by the compensation consultant, and our overall compensation philosophy, which emphasizes performance-based compensation. Target annual incentive opportunities have been the same for our NEOs for a number of years, at 100% of base salary for our CEO and 70% for each of the other NEOs. Actual potential payout levels range from zero to a maximum of 150% of target, with proportional payments for achievement between threshold and target and target and maximum.

Performance Measures. For NEOs, 55% of their annual incentive award is determined based on the achievement of corporate financial performance measures (referred to as “corporate quantitative goals”) and the remaining 45% is based on the achievement of individual performance measures (referred to as “key performance objectives”). The corporate quantitative goals for 2011, and the weighting for each goal, are described in the table below:

Corporate Quantitative Goal	Weight	Rationale
Gross profit margin percentage	40%	Gross profit margin percentage is an important measure of our operational profitability. This is weighted heavily because of the importance to the Company of controlling costs and expenses associated with business operations.

Cash flow from operations before American Centrifuge expense, interest and taxes (“Adjusted cash flow from operations”)	40%	Adjusted cash flow from operations is a non-GAAP measure of cash created by existing operations with a heavy weighting due to the importance to us of cash and liquidity. American Centrifuge expense is excluded because it is variable and difficult to forecast given the uncertainty regarding the American Centrifuge project. Interest and taxes are excluded because most members of management cannot influence these factors.

U.S. government contract services receivables (measure of the cash received from the resolution of outstanding incurred cost submissions and the approval of revised billing rates in the contract services segment)	10%	This is a measure of management’s efforts to resolve outstanding billing issues with DOE. At the beginning of 2011, USEC had $27.7 million of U.S. government contract unbilled receivables that had not been billed due to delays in DOE approving updates to our billing rates. In addition, USEC had finalized and submitted to DOE incurred cost submissions for contract work for periods from 2002 through 2008 that had not yet been audited and for which additional amounts were potentially billable. During 2011, $7.5 million of U.S. government contract unbilled receivables were collected.

Selling, general and administrative (SG&A) expense, not including other compensation and stock based compensation (“Adjusted SG&A expense”)	10%	Adjusted SG&A expense is a non-GAAP measure of controllable overhead expenses. Other compensation and stock based compensation are excluded because they can be influenced by stock price volatility and other subjective variables.

The 2011 target levels were set at or above the Company’s budget for 2011 and the maximum levels were set based on significant stretch goals, taking into account potential opportunities for management to effectuate positive impacts and were not designed to encourage or reward the taking of excessive or unnecessary risk. The table below describes the corporate quantitative goal target and achievement levels for 2011.

Level	Gross Profit Margin Percentage (40%)	Adjusted Cash Flow from Operations (40%)	U.S. Government Contract Services Receivables (10%)	Adjusted SG&A Expense (10%)
Maximum (150)%	8.0%	$110 million	$28 million	$39 million
Target (100)%	5.0%	$ 60 million	$15 million	$43 million
Threshold (0)%	2.0%	$ 10 million	$ 6 million	$47 million
Actual Performance (108%, adjusted to 80%)	5.04% (101%)	$151 million (150%)	$7.5 million (17%)	$44.5 million (63%)

The key performance objectives for 2011 are described in the table below. Weighting of each key performance objective varied by NEO, based on the NEO’s functional area of responsibility.

Key Performance Objective	Difficulty
Strengthen 2011 financial performance of the business primarily through actions to control costs and increase revenues, without compromising safety and security.	Achievement of initiatives relating to sales, customer order advancements, contract deliveries, managing electric power costs, NAC business performance and other cost reduction initiatives compared to budget involve substantial effort and initiative.

Maintain the future value for ACP by addressing DOE’s technical and financial concerns, establishing an American Centrifuge Manufacturing joint venture, retaining a manufacturing infrastructure and supply base capability to support timely remobilization and continuing efforts to improve AC100 centrifuge performance and enhance ACP’s future economic value.	This includes achievement of objectives relating to American Centrifuge project Lead Cascade operations, project risk reduction, project funding, centrifuge performance and development of an ongoing technology development business plan. Achievement in these areas requires significant effort and initiative.

Ensure that we maintain sufficient liquidity to meet our needs and attract capital necessary to execute our long-term strategic objectives.	This includes achievement of objectives relating to our short-term and long-term capital needs in 2011, including efforts to obtain a DOE loan guarantee, efforts to prepare for a credit facility renewal in early 2012, efforts to address the 2014 maturity of our convertible notes, and efforts to develop a contingency plan if needed. Achievement of all of these objectives involves substantial effort and initiative.

Execute steps needed to transition production sources and government services activities.	This includes efforts with respect to transitioning our supply sources, efforts with respect to obtaining a program to re-enrich DOE depleted uranium tails at the Paducah plant, efforts with respect to new orders at NAC, efforts with respect to securing sales commitments, and efforts to resolve outstanding issues in our government services business. Due to the number of risks and uncertainties facing us, implementation of a smooth transition plan involves a great deal of strategic planning and substantial effort and initiative.

For individual NEOs (other than the CEO), their particular objectives were a more detailed subset of these objectives with a focus on their functional area. For example, Mr. Barpoulis’ specific objectives as CFO generally related to financial matters and financing for the ACP; Mr. Saba’s specific objectives as Senior Vice President, General Counsel and Secretary generally related to legal matters and matters related to financing for the ACP; Mr. Sewell’s specific objectives as Senior Vice President, American Centrifuge and Russian HEU generally related to American Centrifuge and Russian highly enriched uranium (HEU) program management matters; and Mr. Van Namen’s specific objectives as Senior Vice President, Uranium Enrichment generally related to uranium enrichment operations and marketing and sales matters. There are no individual performance factors in addition to, and separate from, the factors listed in the tables above and each of the NEOs’ key performance objectives were designed to challenge the executive and to be difficult to achieve.

2011 Achievement Levels.    The Compensation Committee reviews and certifies the annual incentive achievement level and incentive payment for each NEO. The Compensation Committee may adjust performance-based criteria or awards in recognition of unusual or non-recurring events and has the authority under the 2009 Equity Incentive Plan to reduce the value of awards. As a result of the performance of the Company in 2011, in particular the disappointing level of achievement of strategic objectives related to the American Centrifuge project and the Company’s overall financial results and stock price performance during 2011, the Compensation Committee, exercising its discretion, determined to reduce the payout level for overall corporate quantitative goal performance from 108% to 80%. The achievement levels and incentive payment percentages approved by the Compensation Committee for the NEOs for 2011 are shown in the table below:

Name	Key Performance Objective Achievement Level (45%)	Corporate Quantitative Goals Achievement Level (55%)	Annual Incentive Award (as a percentage of target)
John K. Welch	48%	80%	65%
John C. Barpoulis	86%	80%	83%
Peter B. Saba	88%	80%	84%
Philip G. Sewell	82%	80%	81%
Robert Van Namen	84%	80%	82%

Long-Term Incentives

Revisions to the Long-Term Incentive Program for 2011.    In February 2011, the Compensation Committee, in consultation with its compensation consultant, approved a revised long-term incentive program (LTIP) under the 2009 Equity Incentive Plan to better link pay to performance and to better motivate individuals to achieve our objectives. The new program: (1) replaced annual stock option grants to executives with performance-based restricted stock; and (2) reduced the amount of the existing annual grant of restricted stock to executives and shifted that value into a new three-year performance-based cash incentive program (the “Strategic Incentive Plan” or “SIP”).

Annualized target award levels for the NEOs under the LTIP for 2011 were as follows:

Name	Restricted Stock Target % of base salary	Performance-Based Restricted Stock Target % of base salary	Strategic Incentive Plan Target % of base salary	Total LTIP Target % of base salary
John K. Welch	75%	75%	100%	250%
John C. Barpoulis	60%	60%	60%	180%
Peter B. Saba	50%	50%	60%	160%
Philip G. Sewell	60%	60%	60%	180%
Robert Van Namen	60%	60%	60%	180%

The target number of shares of restricted stock was determined by dividing the Company’s stock price of $5.16 per share on March 1, 2011 (seven days after the release of earnings for the year ended December 31, 2010, per our policy) into the value of the stated percentage of base salary represented by the award.

Restricted Stock Awards.    Restricted stock granted in 2011 vests ratably over three years, subject to accelerated vesting under certain circumstances. Restricted stock serves as a retention component of the NEO’s total direct compensation and further aligns the interests of executives with shareholders through promoting significant share ownership by our NEOs. However, as described above under “Decline in Value of Equity Awards,” restricted stock awards have not achieved their full value to the NEOs as a result of decreases in the market value of our common stock.

Performance-Based Restricted Stock.    In 2011, executives received a one-year performance-based award of restricted stock that, if earned, would have vested over three years (the “Performance-Based Restricted Stock”). Actual awards were determined by relative performance during the period January 1, 2011 through December 31, 2011 against total shareholder return (TSR) of the Russell 2000 (without dividends). We chose a TSR metric because this metric is important to shareholders. Threshold, target and maximum payouts (with prorated payouts for performance between threshold and target and between target and maximum) are shown below. The target level (100%) was set at the median of the Russell 2000, which was viewed as reasonably achievable through solid performance, and payout at the 150% level would have required TSR performance significantly above average.

Performance Goal: USEC total shareholder return (TSR) compared to the Russell 2000 TSR (without dividends)

TSR performance versus the Russell 2000 (Percentile)	Level	Achievement Level
75th percentile or higher	Maximum	150%
50th percentile	Target	100%
25th percentile	Threshold	25%
Below 25th percentile		0%

Actual Performance: USEC TSR was below the 25th percentile of the Russell 2000 TSR, so no awards were earned in 2011. The amounts shown in the Summary Compensation Table under “Stock Awards” reflect the grant date fair value as determined under applicable accounting standards.

Three-Year Strategic Incentive Plan (SIP).    In 2011, each of the NEOs and certain other executive officers participated in the Strategic Incentive Plan under the 2009 Equity Incentive Plan. The Strategic Incentive Plan is an objective, performance-based program which rewards participants for successful performance against financial and business strategy-based targets over a three-year period. As designed, a new overlapping three-year performance period would begin every year. The first performance period runs from January 1, 2011 through December 31, 2013. Under the Strategic Incentive Plan, the NEOs were awarded the right to earn cash. Cash was chosen to balance the compensation paid to executives in the forms of cash and equity and provide liquidity to executives who have already built up substantial Company equity ownership.

For the initial performance period January 1, 2011 through December 31, 2013, there is a supplementary phase-in of the target awards to take into account that no awards from prior performance periods will be paid out during the first two years of the new plan, with the first award under the Strategic Incentive Plan to be paid out in early 2014. Thus, the size of the target award for the initial performance period is three times the normal amount.

Actual payout of these awards will be determined by the performance of the Company during the period January 1, 2011 through December 31, 2013 against two pre-determined performance goals described in the table below. Awards will be granted following the completion of the three-year performance period. For the initial performance period only, there are two pre-determined interim performance goals as of the end of each of the first two years of the performance period that are based on interim progress steps in the achievement of the three-year goals. Participants may “bank” up to 25% of their target award during each of the first two years of the initial performance period based solely on performance against the interim performance goals. This “banked” award (which would not be paid out until 2014) will become vested at the end of the three-year initial performance period regardless of the performance against the three-year performance goals. Failure to satisfy any of the interim performance goals will not reduce the target opportunity under the three-year performance goals.

Participants may receive between 80% (threshold) to 120% (maximum) of their target award based on performance, with performance below the threshold (80%) level resulting in no award. Interim “banked” performance awards count against, and are not payable in addition to, the overall award.

First Performance Goal	Weight	Rationale

Either (a) establish ACP initial operations 30 months after DOE Loan Guarantee closing or (b) develop strategic alternatives to ACP if needed

2011 interim performance goal (12.5% of the target award may be banked for 2011 performance):

• Threshold (80%): Either (a) obtain a DOE loan guarantee conditional commitment by September 30, 2011 and preserve the ability to continue the American Centrifuge project if the loan guarantee closing is delayed; or (b) if there will be no loan guarantee in 2012, identify supply alternatives to pursue in 2012

• Target (100%): Either (a) close on a DOE loan guarantee by December 31, 2011; or (b) if there will be no loan guarantee, develop an alternative supply scenario that will preserve long-term value

• Maximum (120%): Either (a) close on a DOE loan guarantee before December 31, 2011 and initiate American Centrifuge project deployment activities; or (b) if there will be no DOE loan guarantee, an alternative supply scenario is identified and ready for implementation in 2012

	50%	Related to achieving targets for the deployment of the American Centrifuge project. In recognition of uncertainty regarding DOE loan guarantee financing for the American Centrifuge project, also included targets for identifying, developing and implementing other supply alternatives.

Actual Performance on First Performance Goal: Below Threshold (0%)
Second Performance Goal	Weight	Rationale
Develop sales and sales backlog to support corporate financial performance objectives (sales for all sources of supply) 2011 interim performance goals (12.5% of the target award may be banked for 2011 performance): • Threshold (80%): 4 million SWU • Target (100%): 7 million SWU • Maximum (120%): 10 million SWU	50%	Related to achieving sales and backlog targets needed to support the Company’s business objectives, including closing conditions for a DOE loan guarantee.

Actual Performance on Second Performance Goal: Threshold (80%)

In February 2012, the Compensation Committee certified the achievement of the interim performance goals as described above, which resulted in banked awards for the January 1, 2011 through December 31, 2011 performance period of 10% of target (0*12.5% + 0.8*12.5%). This was out of a possible banked award of 25% of target for 2011. These banked awards are summarized in the table below. These amounts are included for 2011 in the Summary Compensation Table under “Non-Equity Incentive Plan Awards.” However, actual awards will be paid following the completion of the three-year performance period, subject to continued employment.

Name	2011 Banked Award
John K. Welch	$270,000
John C. Barpoulis	$77,040
Peter B. Saba	$70,200
Philip G. Sewell	$84,600
Robert Van Namen	$77,040

Performance must be certified by the Compensation Committee prior to any award being paid (other than on death, disability or change in control).

Special Performance Bonus

From time to time, the Company has issued special cash bonuses to executives and other key employees in recognition of performance. During 2011, Mr. Saba was awarded a special cash bonus of $35,000 in recognition of significant work done regarding the Company’s efforts to obtain financing for the American Centrifuge project. This bonus was paid in May 2011.

Indirect Compensation

Retirement Plans

We provide our executive officers with health, welfare and retirement programs comparable to those provided to employees and executives at other companies in similar industries. The benefit plan descriptions here and in the Pension Benefits in Fiscal Year 2011 table provide an explanation of the major features of these benefit plans.

Savings Plans.    NEOs have the opportunity to participate in two defined contribution savings plans: The USEC Savings Program and the USEC Inc. Executive Deferred Compensation Plan (the “Deferred Compensation Plan”).

The USEC Savings Program is a tax-qualified broad-based 401(k) employee savings plan. USEC Inc. employees, including the NEOs, are able to contribute the lesser of up to 50% of their annual base salary or dollar limits established annually by the Internal Revenue Service (“IRS”) ($16,500 in 2011 and $17,000 in 2012). The Company matches 100% of the first 3% of pay that is contributed to the USEC Savings Program and 50% of the next 2% of pay contributed. Employee contributions are fully vested upon contribution and Company match contributions vest 50% after two years of service and 100% after three years of service.

The Deferred Compensation Plan is intended to be a non-qualified deferred compensation plan that complies with the regulations of Section 409A of the Internal Revenue Code. Participants in the Deferred Compensation Plan may elect to defer up to a maximum of 90% and a minimum of 5% of base salary and a maximum of 100% and a minimum of 5% of cash bonus amounts received through the Company’s incentive compensation programs. The Company matches participant contributions under the Deferred Compensation Plan at the rate that would apply if they had been contributed to the USEC Savings Program without regard for any statutory limitations, reduced by amounts contributed to the USEC Savings Program. More information regarding the Deferred Compensation Plan can be found in the narrative accompanying the Nonqualified Deferred Compensation in Fiscal Year 2011 table.

Pension Plans.    NEOs (all of whom were hired prior to September 1, 2008 and are therefore eligible to participate in the Employees’ Retirement Plan) have the opportunity to participate in a qualified pension plan, a pension restoration plan and one of two supplemental executive retirement plans (each, a “SERP”).

The Employees’ Retirement Plan of USEC Inc. is a broad-based, tax-qualified defined benefit pension plan whose maximum benefits are limited by legislation, while the USEC Inc. Pension Restoration Plan is a non-qualified supplemental pension benefit that is designed to continue the accrual of pension benefits that exceed the legislated limits under the Employees’ Retirement Plan of USEC Inc. Information regarding the calculation of benefits under the Employees’ Retirement Plan of USEC Inc. and the USEC Inc. Pension Restoration Plan can be found in the narrative accompanying the Pension Benefits in Fiscal Year 2011 table.

We also maintain two SERPs. The USEC Inc. 1999 Supplemental Executive Retirement Plan (the “1999 SERP”) was approved by the Compensation Committee in 1999 and Mr. Sewell is the only active participant. No additional participants were added after 2001. The 1999 SERP provides Mr. Sewell with a benefit calculated in the form of a monthly annuity equal to 55% of his final average compensation commencing at age 62, with offsets for benefits received under our retirement programs and any U.S. government retirement program to which the Company contributed, and Social Security benefits. More information regarding the calculation of benefits payable to Mr. Sewell under the 1999 SERP can be found in the narrative accompanying the Pension Benefits in Fiscal Year 2011 table.

The other NEOs participate in the USEC Inc. 2006 Supplemental Executive Retirement Plan (the “2006 SERP”). The 2006 SERP was designed to be less expensive than the 1999 SERP. As applicable to the CEO, the 2006 SERP incorporates the terms of a SERP agreed to with Mr. Welch in September 2005 in connection with setting his initial terms of employment. We agreed to provide Mr. Welch a benefit equal to 30% of final average pay with five years of service, increasing to 50% with ten or more years of service, with offsets for benefits received under our other retirement programs and Social Security benefits, commencing at age 60.

As applicable to participants other than the CEO, the 2006 SERP provides for a monthly supplemental retirement benefit equal to 2.5% of final average pay for each year of service, to a maximum benefit of 50% after 20 years of service, with offsets for benefits received under our other retirement programs and Social Security benefits, commencing at age 55. More information regarding the calculation of benefits under the 2006 SERP can be found in the narrative accompanying the Pension Benefits in Fiscal Year 2011 table.

Participation in the 2006 SERP is contingent on the participant’s agreeing to comply with certain restrictive covenants relating to confidentiality, non-competition and non-solicitation of Company employees for a period of time following his termination of employment.

Severance Arrangements

Executive Severance Plan.    We believe that in the absence of employment agreements between the Company and its key employees, it is appropriate to have a reasonable severance policy in place in order to attenuate concerns about short-term continuity of income and allow executives to focus on the Company’s business. The USEC Inc. Executive Severance Plan (the “Executive Severance Plan”) was approved by the Board in 2008. The benefit level was set at a level determined to be competitive and is generally equal to one times annual base salary and annual incentive, as described in more detail in the narrative accompanying the Potential Payments Upon Termination or Change in Control table. We believe the Executive Severance Plan continues to be important in attracting and retaining executives and is competitive with our peers.

Change in Control Agreements.    We believe that change in control agreements are an important tool for executive retention and the retention of other key employees. The Company has from time to time been engaged in reviews of its strategic alternatives and these agreements have been important in retaining our executives. We have entered into change in control agreements with each of the NEOs. These agreements have an initial term of three years, which is automatically extended for additional one-year periods unless the Board has given notice of non-renewal. We believe it is important to protect executives with change in control agreements from termination of those agreements on short notice. Upon a change in control, the agreements will expire no earlier than three years following the date that the change in control occurs. A change in control is generally defined as the acquisition by a person of 30% or more of the voting power of the Company, a change in the majority of the Company’s Board, the consummation of certain mergers or consolidations involving the Company, a sale or disposition of 40% or more of the Company’s assets, or a liquidation of the Company involving the sale of at least 40% of the Company’s assets.

Payment and benefit levels under the change in control agreements were set when these agreements were put into place and were based on an assessment by the Compensation Committee of what was competitive and reasonable with respect to the intent of the program. The Compensation Committee periodically reviews the payment and benefit level under these agreements and we continue to believe they are competitive and reasonable.

The change in control agreements provide each NEO with certain benefits if there is a change in control of the Company and within a protected period beginning three months before and ending three years after that change in control (the “protected period”) the Company terminates his employment for any reason other than cause, or the executive terminates his employment for “good reason” (as defined in the agreement). We believe this “double trigger” is appropriate because the purpose of the change in control agreements is to provide enhanced severance protection and not to provide a windfall upon the change in control. These benefits are in lieu of any severance benefits the NEO would otherwise be eligible to receive under our Executive Severance Plan. In order to receive these benefits, the NEO must comply with the non-competition, non-solicitation, and confidentiality provisions of the change in control agreement during the term of the agreement and for a period thereafter.

Under the terms of each NEO’s change in control agreement, if during a protected period he is terminated other than for cause or terminates his employment for “good reason,” he would receive a cash payment of his unpaid base salary through the date of termination plus all other amounts to which he was entitled under any compensation or benefit plan of the Company. In addition, as a change in control payment, he would receive a cash lump sum payment equal to 2.5 times the sum of his final base salary and his final average bonus (generally the average of the three most recent annual incentive awards paid to the executive prior to the date of termination). In addition, under the terms of each agreement, we would provide him and his dependents with continuation of life, accident and health insurance benefits for 2.5 years following the occurrence of the change in control or, if sooner, until he is covered by comparable programs of a subsequent employer. In addition, the executive will receive 2.5 additional years of service for purposes of retirement plan benefits under the SERPs. If the executive receives payments, whether or not under his or her agreement that would subject him to any federal excise tax due under Section 4999 of the Internal Revenue Code, either his severance payments would be reduced so as not to trigger the excise tax or, if it would produce a larger net benefit, the executive will receive a cash payment equal to the amount of the excise tax, which would partially reimburse the executive for the amount of the tax. This partial excise tax gross-up has been in the Company’s form of agreement since the Company’s change in control arrangements were put in place in 1999 to mitigate the arbitrary tax results that can fall inequitably on some executives and not others. However, the Compensation Committee determined that beginning in 2011, new or materially amended agreements will not provide for an excise tax gross-up.

For details of payments under the above arrangements, see the Potential Payments Upon Termination or Change in Control table.

Limited Perquisites

We maintain a limited number of perquisites for senior executive officers, including an annual financial counseling allowance of $7,500 ($20,000 for the CEO) and an annual executive physical valued at approximately $4,000. We also reimburse the CEO for annual dues for up to two business or social organizations or clubs. Perquisites do not represent a significant compensation element for any of the NEOs.

Recovery of Incentive Compensation

Our equity incentive plan includes a compensation recovery or “claw back” provision that requires repayment of all payments in settlement of any awards earned or accrued (including annual and long-term incentives) during the 12-month period following the first public issuance or filing with the SEC of a financial document that is subsequently restated as a result of misconduct. The claw back applies to a grantee who knowingly or through gross negligence engaged in or failed to prevent the misconduct, or who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002. In addition, we intend to adopt a clawback policy in 2012 that implements any final rulemaking under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in 2011 we amended our equity incentive plan to implement this policy once adopted.

Hedging Prohibition

As part of our insider trading policy, our directors, executives and other employees are prohibited from entering into short sales or engaging in hedging transactions involving our securities.

Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines which apply to all executive officers and certain other employees. The amount required to be retained is 300,000 shares for the CEO and 65,000 shares for all other NEOs. As of December 31, 2011, all of the NEOs had met the stock ownership guidelines.

Tax and Accounting Treatments of Elements of Compensation

In its deliberations, the Compensation Committee considers the potential impact of Section 162(m) of the Internal Revenue Code. Section 162(m) currently disallows a tax deduction for the Company for individual executive compensation exceeding $1 million in any taxable year for the CEO and certain of our other NEOs, other than compensation that is performance-based under a plan that is approved by the shareholders of the Company and that meets certain other technical requirements. Annual incentive awards, performance-based restricted stock and the new performance-based long-term cash incentive are generally intended to meet the performance-based compensation requirements, while base salary and time-vested restricted stock are not.

While we take efforts to design certain components of executive compensation to preserve deductibility, we believe that shareholder interests are best served by not restricting our discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. To the extent that the Company does not have taxable income, the value of tax deductions under Section 162(m) is significantly reduced. Accordingly, the Compensation Committee may approve compensation arrangements for certain officers for 2012 that are not fully deductible. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

In addition, in structuring compensation arrangements, we intend to permit participants to avoid potential tax penalties under Section 409A of the Internal Revenue Code. We also take into account the impact of potential gross-up payments by the Company to cover federal excise taxes due under Section 4999 of the Internal Revenue Code.

We consider the accounting and dilution impact of equity awards made to executive officers. We account for our equity incentive grants under FASB Accounting Standards Codification Topic 718 and use the Black-Scholes option pricing formula for determining the fair value of our stock option grants.

Prior Compensation Consultant Independence

Towers Watson served as the Compensation Committee’s compensation consultant from 2004 until July 2011. In addition to the fees paid to Towers Watson in 2011 for consulting services related to executive or director compensation, Towers Watson also provided human resources consulting services to the Company in 2011, including services related to actuarial valuations for the Company’s pension and postretirement plans, retirement plan consulting and health and welfare plan consulting. The following table shows the fees that were paid to Towers Watson in 2011. All of the services described in the following fee table were approved or ratified by the Compensation Committee:

2011 Consulting Fees Related to Executive or Director Compensation	$137,574
All Other Fees	$1,694,158
Total	$1,831,732

The total fees paid to Towers Watson represented less than one-tenth of 1% of Towers Watson’s revenue for 2011. Towers Watson has in place policies and procedures to prevent conflicts of interest. In addition, the Compensation Committee approved in advance all consulting services provided to us by Towers Watson or its affiliates during 2011. In addition, no member of the Towers Watson consulting team has any business or personal relationship with any member of the Compensation Committee and the lead consultant does not directly own any USEC stock. Accordingly, the Compensation Committee was satisfied that Towers Watson’s advice to the Compensation Committee was objective and independent. Nonetheless, in July 2011 the Compensation Committee retained Mercer to replace Towers Watson as its compensation consultant.

Director Compensation

Director compensation is established by the Board upon the recommendation of the Compensation Committee. In recommending director compensation, the Compensation Committee consults with its compensation consultant. Mercer conducted a review of director compensation during 2011 using compensation information from the Peer Group used for executive compensation purposes and changes were made to director compensation for 2012, including a reduction in the value of the annual restricted stock unit grant, as described under “Compensation of Directors.”

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K (Section 229.402(b)) with management. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

H. William Habermeyer, Chairman

Joyce F. Brown

Sigmund L. Cornelius

Joseph T. Doyle

Summary Compensation Table

The following table sets forth information regarding the compensation of our NEOs for the years ended December 31, 2009, 2010 and 2011.

Name and Principal Position	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
John K. Welch	2011	$900,000	$0	$1,236,192	$0	$858,375	$3,427,750	$114,561	$6,536,878
President and CEO	2010	$900,000	$0	$1,575,000	$675,001	$1,164,600	$2,068,430	$84,510	$6,467,541
	2009	$934,615	$0	$2,125,767	$675,000	$544,500	$1,799,094	$60,953	$6,139,929

John C. Barpoulis	2011	$428,617	$0	$470,298	$0	$324,809	$285,581	$9,800	$1,519,105
Senior Vice President and	2010	$440,654	$0	$513,602	$256,800	$380,941	$193,221	$22,405	$1,807,623
Chief Financial Officer	2009	$421,598	$0	$507,355	$240,001	$197,120	$130,050	$20,321	$1,516,445

Peter B. Saba	2011	$404,813	$35,000	$357,125	$0	$298,428	$171,072	$9,800	$1,276,238
Senior Vice President,	2010	$384,615	$0	$390,002	$156,000	$353,262	$57,313	$9,800	$1,350,992
General Counsel and	2009	$381,154	$0	$395,304	$148,000	$185,833	$33,335	$9,800	$1,153,426
Secretary

Philip G. Sewell	2011	$498,923	$0	$516,452	$—	$350,761	$72,584	$0	$1,438,720
Senior Vice President,	2010	$487,851	$0	$563,998	$282,000	$418,324	$0	$0	$1,752,173
American Centrifuge and	2009	$505,928	$0	$596,139	$282,000	$228,655	$67,889	$0	$1,680,611
Russian HEU

Robert Van Namen	2011	$428,000	$0	$470,298	$0	$322,113	$501,283	$9,800	$1,731,494
Senior Vice President,	2010	$423,154	$0	$513,602	$256,800	$380,941	$227,133	$17,882	$1,819,512
Uranium Enrichment	2009	$425,769	$0	$520,037	$246,001	$202,048	$189,922	$22,236	$1,606,013

(1)	The Company had 27 pay periods in 2009; however, annual salaries are calculated based on 26 pay periods. This additional pay period is included in the amounts in the Salary column for 2009. The amounts shown in the Salary column also include amounts paid in a year for unused accrued vacation time. Mr. Welch elected to defer $206,460 of his 2011 salary under the USEC Inc. Executive Deferred Compensation Plan, as reflected in the Nonqualified Deferred Compensation table.

(2)	During 2011, Mr. Saba was awarded a special cash bonus of $35,000 in recognition of significant work done regarding the Company’s efforts to obtain financing for the American Centrifuge project. This bonus was paid in May 2011.

(3)	The amounts shown in the Stock Awards column represents the aggregate grant date fair value of (a) restricted stock awards and, (b) for 2011, performance-based restricted stock awards, computed in accordance with FASB ASC Topic 718. The grant date fair value of the restricted stock awards made during 2011 was equal to the closing price of our stock of $5.16 on the date of grant (March 1, 2011). For 2011, the performance-based restricted stock awards are reported at the target number of shares and the grant date fair value of such awards were valued at $4.29 per share based on a multifactor Monte Carlo model which simulates the Company’s stock price and total shareholder return relative to other companies in the Russell 2000. The maximum payout for the performance-based restricted stock awards was 150%. However, the awards failed to meet the threshold level of attainment of relative total shareholder return (TSR) performance against total shareholder return of the Russell 2000 and accordingly there was zero payout. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011, Note 13 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010, and Note 11 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2009.

(4)	The amounts shown in the Option Awards column represent the aggregate grant date fair value of option awards to the NEOs under the Company’s long-term incentive program, computed in accordance with FASB ASC Topic 718. No options were granted in 2011. Option awards were made on March 8, 2010 with a Black-Scholes value of $2.81 per share and on March 4, 2009 with a Black-Scholes value of $1.81 per share. For a discussion of valuation assumptions, see Note 13 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010, and Note 11 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2009.

(5)	The amounts shown in the Non-Equity Incentive Plan Compensation column include annual incentive awards made to each of the NEOs based on the Compensation Committee’s evaluation of each officer’s performance during the year. The amounts shown for a fiscal year include cash annual incentives earned for that year and paid in the following year.

The amount for 2011, includes the amount earned by the NEOs during 2011 under the three-year Strategic Incentive Plan for the performance period January 1, 2011 through December 31, 2013. During 2011, 10% of the target three-year awards were earned based on performance against the two interim performance goals for 2011 under the plan. Actual payment of any awards under the three-year performance plan would not be made until early 2014, subject to the terms of the plan, including a requirement that the NEO continue to be employed on such payment date.

(6)

The amounts shown in the Change in Pension Value and Non-Qualified Deferred Compensation earnings column represent the change in the actuarial present value of the NEO’s accumulated benefits under the Employees’ Retirement Plan of USEC Inc., the USEC Inc. Pension Restoration Plan and the USEC Inc. 2006 Supplemental Executive Retirement Plan (or, in the case of Mr. Sewell, the 1999 Supplemental Executive Retirement Plan) at December 31, 2011 as compared to December 31, 2010. Mr. Welch’s benefit under the 2006 SERP is a percentage of his final average compensation. The percentage increased from zero to 30% when he reached five years of service, and will increase to 40% at seven years of service and 50% at ten years of service. However, the figure in the table was calculated as though the benefit accrued ratably between the 5th and 7th years of service in order to smooth the presentation of the figure from year to year. Accordingly, the figure shown somewhat overstates his benefit as of December 31, 2011. The increase from 2010 to 2011 reflects this ratable accrual (for Mr. Welch), an additional year of service for the other NEOs other than Mr. Sewell, a decrease in the lump sum rate from 5.90% to 4.66%, a decrease in the discount rate from 5.77% to 4.95%, and a reduction in the assumed period of time until benefit commencement. Due to an inadvertent error in the amount of compensation used to calculate Mr. Welch’s SERP benefit as of December 31, 2010, the amount for 2010 for Mr. Welch previously reported was $775,545. The actuarial present value of Mr. Sewell’s accumulated benefits under these plans as of December 31, 2010 decreased by $337,954 as compared to December 31, 2009, reflecting that Mr. Sewell had passed his normal retirement date. None of our plans provide for above-market earnings on deferred compensation amounts, and as a result, the amounts reported here do not reflect any such earnings.

(7)	The amounts shown in the All Other Compensation column for 2011 for Mr. Welch, Mr. Barpoulis, Mr. Saba and Mr. Van Namen include Company matching contributions of $9,800 made under the USEC Savings Program. The amount for Mr. Welch for 2011 also includes (a) a Company matching contribution of $72,784 made under the USEC Inc. Executive Deferred Compensation Plan, as included in the Nonqualified Deferred Compensation in Fiscal Year 2011 table, and (b) $31,997 for perquisites and other personal benefits received in 2011. Perquisites and other personal benefits for Mr. Welch for 2011 included: financial counseling, club membership dues, an annual physical, and spouse travel and related expenses. No one perquisite for Mr. Welch exceeded the greater of $25,000 or 10% of the total amount of these benefits.

Grants of Plan-Based Awards in Fiscal Year 2011

The following table sets forth information concerning each grant of an award to a NEO in the year ended December 31, 2011 under any plan.

	Grant Date	Date of Compensation Committee Action (if different)	Estimated Possible Payouts Under Non-Equity Incentive Awards(1)(2)			Estimated Possible Payouts Under Equity Incentive Awards(3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards(4)
Name			Threshold	Target	Maximum	Threshold	Target	Maximum
John K. Welch	2/16/11		$0	$900,000	$1,350,000
	2/16/11		$2,160,000	$2,700,000	$3,240,000
	3/01/11	2/16/11(5)				32,704	130,814	196,221		$561,192
	3/01/11	2/16/11(5)							130,814(6)	$675,000

John C. Barpoulis	2/16/11		$0	$299,600	$449,400
	2/16/11		$616,320	$770,400	$924,480
	3/01/11	2/16/11(5)				12,442	49,767	59,720		$213,500
	3/01/11	2/16/11(5)							49,767(6)	$256,798

Peter B. Saba	2/16/11		$0	$273,000	$409,500
	2/16/11		$561,600	$702,000	$842,400
	3/01/11	2/16/11(5)				9,448	37,791	45,349		$162,123
	3/01/11	2/16/11(5)							37,791(6)	$195,002

Philip G. Sewell	2/16/11		$0	$329,000	$493,500
	2/16/11		$676,800	$846,000	$1,015,200
	3/01/11	2/16/11(5)				13,663	54,651	65,581		$234,453
	3/01/11	2/16/11(5)							54,651(6)	$281,999

Robert Van Namen	2/16/11		$0	$299,600	$449,400
	2/16/11		$616,320	$770,400	$924,480
	3/01/11	2/16/11(5)				12,442	49,767	59,720		$213,500
	3/01/11	2/16/11(5)							49,767(6)	$256,798

(1)	Amounts shown are estimated possible cash payouts for 2011 annual incentives based on performance against 2011 corporate and individual performance goals at the threshold (0%), target (100%) and maximum (150%) levels. Actual payouts of 2011 annual incentives were approved by the Compensation Committee in February 2012 and were 65% to 84% of target for each of the NEOs. These payouts are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	Amounts shown are estimated possible payouts under the Company’s three-year Strategic Incentive Plan for the period January 1, 2011 through December 31, 2013 based on performance against two pre-determined performance goals relating to (a) establishment of initial American Centrifuge Plant (ACP) operations or strategic alternatives to ACP and (b) sales and sales backlog to support corporate financial performance objectives. NEOs may receive between 80% (threshold) to 120% (maximum) of their target award based on performance, with performance below threshold (80%) resulting in no award. Actual awards would be paid in early 2014.

(3)	Amounts shown are estimated possible payouts of performance-based restricted stock awards based on relative performance during the period January 1, 2011 through December 31, 2011 against total shareholder return of the Russell 2000. NEOs were eligible to receive between 25% (threshold) to 150% (maximum) of their target award based on performance, with performance below threshold (25%) resulting in no award. USEC total shareholder return performance was below threshold, so no awards were earned in 2011.

(4)	The value of the stock awards is based on the fair value of such award on the grant date, computed in accordance with FASB ASC Topic 718.

(5)	These long-term incentive awards were granted by the Compensation Committee, effective as of a later date following the release of the Company’s audited financial results.

(6)	Includes shares of restricted stock granted to the NEOs in 2011 under the Company’s long-term incentive program. These shares will vest ratably over three years from the date of grant.

Outstanding Equity Awards at Fiscal Year-End December 31, 2011

The following table sets forth information regarding unexercised options, stock that has not vested, and outstanding equity incentive plan awards as of the year ended December 31, 2011 for each of the NEOs. Awards granted prior to April 30, 2009 are governed by the USEC Inc. 1999 Equity Incentive Plan (the “1999 Plan”) and awards granted on or after April 30, 2009 are governed by the USEC Inc. 2009 Equity Incentive Plan (the “2009 Plan”). If an executive’s employment is terminated by the Company without cause or is terminated by reason of the executive’s death, disability or retirement (normal retirement or unreduced early retirement), or upon a change in control, all of the executive’s shares of restricted stock and unvested stock options granted under the 1999 Plan will become vested. If an executive’s employment is terminated by the Company without cause or is terminated by reason of the executive’s death, disability or retirement, or is terminated by the Company without cause or by the executive with good reason coincident with or following a change in control, all of the executive’s shares of restricted stock and unvested stock options granted under the 2009 Plan will become vested. In addition, if an executive becomes eligible for retirement, all of the executive’s shares of restricted stock granted under the 2009 Plan will become vested.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
John K. Welch	87,068		$13.24	3/05/12	458,517(1)	$522,709
	302,691		$5.86	3/03/13
	248,619	124,309(2)	$3.72	3/04/14
	80,071	160,143(3)	$5.18	3/08/15
John C. Barpoulis	25,701		$13.24	3/05/12	154,579(4)	$176,220
	107,623		$5.86	3/03/13
	88,398	44,199(2)	$3.72	3/04/14
	30,463	60,925(3)	$5.18	3/08/15
Peter B. Saba	17,492		$5.23	5/06/13	117,161(5)	$133,564
	54,512	27,256(2)	$3.72	3/04/14
	18,505	37,011(3)	$5.18	3/08/15
Philip G. Sewell	48,142		$7.02	8/07/12	16,248(6)	$18,523
	50,000		$7.00	8/06/13
	31,208		$13.24	3/05/12
	126,457		$5.86	3/03/13
	103,867	51,934(2)	$3.72	3/04/14
	33,452	66,904(3)	$5.18	3/08/15
Robert Van Namen	18,000		$7.00	8/06/13	155,546(7)	$177,322
	27,243		$13.24	3/05/12
	110,314		$5.86	3/03/13
	90,608	45,304(2)	$3.72	3/04/14
	30,463	60,925(3)	$5.18	3/08/15

(1)

Shares of restricted stock vest as follows: 43,604 shares with a vesting date of March 1, 2012; 101,351 shares with a vesting date of March 8, 2012; 125,000 shares with a vesting date of March 4, 2012;

43,605 shares with a vesting date of March 1, 2013; 101,352 shares with a vesting date of March 8, 2013; and 43,605 shares with a vesting date of March 1, 2014.

(2)	Stock options vest at the rate of 33 1/3% per year, with vesting dates of March 4, 2010, March 4, 2011, and March 4, 2012.

(3)	Stock options vest at the rate of 33 1/3% per year, with vesting dates of March 8, 2011, March 8, 2012, and March 8, 2013.

(4)	Shares of restricted stock vest as follows: 16,589 shares with a vesting date of March 1, 2012; 38,711 shares with a vesting date of March 4, 2012; 33,050 shares with a vesting date of March 8, 2012; 16,589 shares with a vesting date of March 1, 2013; 33,051 shares with a vesting date of March 8, 2013; and 16,589 shares with a vesting date of March 1, 2014.

(5)	Shares of restricted stock vest as follows: 12,597 shares with a vesting date of March 1, 2012; 29,176 shares with a vesting date of March 4, 2012; 25,097 shares with a vesting date of March 8, 2012; 12,597 shares with a vesting date of March 1, 2013; 25,097 shares with a vesting date of March 8, 2013; and 12,597 shares with a vesting date of March 1, 2014.

(6)	Shares of restricted stock vest as follows: 16,248 shares with a vesting date of March 4, 2012.

(7)	Shares of restricted stock vest as follows: 16,589 shares with a vesting date of March 1, 2012; 39,678 shares with a vesting date of March 4, 2012; 33,050 shares with a vesting date of March 8, 2012; 16,589 shares with a vesting date of March 1, 2013; 33,051 shares with a vesting date of March 8, 2013; and 16,589 shares with a vesting date of March 1, 2014.

Option Exercises and Stock Vested in Fiscal Year 2011

The following table sets forth information regarding each exercise of stock options and each vesting of restricted stock during the year ended December 31, 2011 for each of the NEOs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting(1)
John K. Welch	—	—	264,747	(2)	$1,421,712	(2)
John C. Barpoulis	—	—	85,411	(3)	$458,302	(3)
Peter B. Saba	—	—	62,559	(4)	$328,025	(4)
Philip G. Sewell	—	—	81,334	(5)	$425,822	(5)
Robert Van Namen	—	—	86,721	(6)	$465,402	(6)

(1)	Amounts reflect the closing market price of the stock on the day the stock vested.

(2)	Includes 95,386 shares withheld from Mr. Welch to satisfy taxes at an aggregate value of $511,317. Mr. Welch has not sold any of the remaining shares he acquired upon vesting of restricted stock during 2011.

(3)	Includes 30,295 shares withheld from Mr. Barpoulis to satisfy taxes at an aggregate value of $162,527. Mr. Barpoulis has not sold any of the remaining shares he acquired upon vesting of restricted stock during 2011.

(4)	Includes 20,398 shares withheld from Mr. Saba to satisfy taxes at an aggregate value of $107,015. Mr. Saba has not sold any of the remaining shares he acquired upon vesting of restricted stock during 2011.

(5)	Includes 19,120 shares withheld from Mr. Sewell to satisfy taxes at an aggregate value of $98,659. Mr. Sewell has not sold any of the remaining shares he acquired upon vesting of restricted stock during 2011.

(6)	Includes 30,814 shares withheld from Mr. Van Namen to satisfy taxes at an aggregate value of $165,330. Mr. Van Namen has not sold any of the remaining shares he acquired upon vesting of restricted stock during 2011.

Pension Benefits in Fiscal Year 2011

We maintain the Employees’ Retirement Plan of USEC Inc., a tax-qualified defined benefit plan that provides retirement benefits to eligible employees. Section 415 and Section 401(a)(17) of the Internal Revenue Code generally place a limit on the amount of annual pension that can be paid from a tax-qualified plan as well as on the amount of annual earnings that can be used to calculate a pension benefit. We also maintain the USEC Inc. Pension Restoration Plan that pays eligible employees the difference between the amount payable under the tax-qualified plan and the amount they would have received without the qualified plan’s limits. We also maintain two supplemental executive retirement plans (each, a “SERP”) that provide additional retirement benefits to executives. They have been in place for many years and provide retention value. Mr. Welch, Mr. Barpoulis, Mr. Saba and Mr. Van Namen participate in the USEC Inc. 2006 Supplemental Executive Retirement Plan (the “2006 SERP”) and Mr. Sewell is the sole active participant in the USEC Inc. 1999 Supplemental Executive Retirement Plan (the “1999 SERP”). The USEC Inc. Pension Restoration Plan and the SERPs are unfunded and the claims of participants thereunder are unsecured in the event of insolvency.

The following table shows the present value of benefits that the NEOs are entitled to under the Employees’ Retirement Plan of USEC Inc. (the “Retirement Plan”), the USEC Inc. Pension Restoration Plan (the “Pension Restoration Plan”), and the applicable SERP. Mr. Saba was not vested in the Retirement Plan, the Pension Restoration Plan or the 2006 SERP as of December 31, 2011. However, he would be entitled to a minimum benefit under the 2006 SERP in the case of a change in control or death or disability as shown in the Potential Payments Upon Termination or Change in Control table.

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(1)		Payments During Last Fiscal Year
John K. Welch	Retirement Plan	6 yrs., 2 mos.	$225,646		$0
	Pension Restoration Plan	6 yrs., 2 mos.	$1,847,179		$0
	2006 SERP	6 yrs., 2 mos.	$7,877,256	(2)	$0

	Total		$9,950,081		$0
John C. Barpoulis	Retirement Plan	6 yrs., 9 mos.	$150,381		$0
	Pension Restoration Plan	6 yrs., 9 mos.	$364,874		$0
	2006 SERP	6 yrs., 9 mos.	$259,513		$0

	Total		$774,768		$0
Peter B. Saba	Retirement Plan	3 yrs., 8 mos.	$107,152		$0
	Pension Restoration Plan	3 yrs., 8 mos.	$144,514		$0
	2006 SERP	3 yrs., 8 mos.	$54,382		$0

	Total		$306,048		$0
Philip G. Sewell	Retirement Plan	10 yrs., 8 mos.	$421,588		$0
	Pension Restoration Plan	10 yrs., 8 mos.	$1,140,187		$0
	1999 SERP	10 yrs., 8 mos.	$3,113,668		$0

	Total		$4,675,443		$0
Robert Van Namen	Retirement Plan	13 yrs.	$338,304		$0
	Pension Restoration Plan	13 yrs.	$841,985		$0
	2006 SERP	13 yrs.	$522,050		$0

	Total		$1,702,339		$0

(1)

In determining the present value of each participant’s pension benefit, a 4.95% discount rate is assumed. An assumed interest rate of 4.66% (5.58% for participants who are eligible to receive an immediate lump sum distribution) is used in converting Pension Restoration Plan, 2006 SERP and 1999 SERP annuities into lump sums. The lump sum interest rate is determined at the time of benefit commencement and reflects the unannualized Moody’s Aa index bond yield plus 75 basis points. For purposes of this table, the calculation assumes retirement at the earliest age at which unreduced benefits could be paid, including projected future service for eligibility purposes only.

(2)

Mr. Welch’s benefit under the 2006 SERP is a percentage of his final average compensation. The percentage increased from zero to 30% when he reached five years of service, and will increase to 40% at seven years of service and 50% at ten years of service. However, the figure in the table was calculated as though the benefit accrued ratably between the 5th and 7th years of service in order to smooth the presentation of the figure from year to year. Accordingly, the figure shown somewhat overstates his benefit as of December 31, 2011. The increase in Mr. Welch’s 2006 SERP benefit from 2010 to 2011 reflects this ratable accrual, an additional year of service, a decrease in the lump sum rate from 5.90% to 4.66%, a decrease in the discount rate from 5.77% to 4.95%, and a reduction in the assumed period of time until benefit commencement.

The Retirement Plan and Pension Restoration Plan benefits shown in the table above are net present values. All NEOs have elected a lump sum form of payment under the Pension Restoration Plan for benefits earned and vested after 2004. Pension Restoration Plan benefits earned prior to 2005 are payable as an annuity. As of December 31, 2011, benefits under the Retirement Plan are not payable as a lump sum (except that under the terms of the plan, Mr. Van Namen is eligible to receive a lump sum for any benefit accrued prior to 2001). The normal form of payment under the Retirement Plan is a single life annuity or a 50% joint and survivor annuity. Retirement benefits are calculated under the following three formulas, with the formula that gives the participant the largest benefit used for the final calculation:

•

Regular Formula:     The monthly benefit under the “Regular Formula” is calculated as 1.2% of final average monthly compensation (base salary plus annual bonus) times years and months of credited service plus $110. There are no offsets to this benefit.

•

Alternate Formula:     The monthly benefit under the “Alternate Formula” is calculated as 1.5% of final average monthly compensation (base salary plus annual bonus) times years and months of credited service minus 1.5% times actual or projected monthly primary Social Security benefit times years and months of credited service up to 33 1/3 years (up to a maximum of 50% of the actual or projected monthly Social Security benefit).

•

Minimum Formula:     The monthly benefit under the “Minimum Formula” is calculated as $5 multiplied by the first ten years and months of credited service, plus $7 multiplied by the next ten years and months of credited service, plus $9 times the years and months of credited service in excess of 20 years, plus 10% (less 1% per year of credited service less than 8) of the final average monthly compensation as calculated under the Regular Formula plus $110. There are no offsets to this benefit.

An employee’s final average monthly compensation (high 3 years out of the last 10 or, if greater, final 36 months) includes base salary plus annual incentive compensation and does not include the value of any award under the Company’s long-term incentive program. Pension plan benefits are determined, in part, using the employee’s actual age and credited service. The normal retirement age under the Retirement Plan and Pension Restoration Plan is 65. An employee is eligible for early retirement without any reduction in benefits (1) if the employee has completed at least 10 years of service and has attained the age of 62; or (2) if the sum of the employee’s age and years of service equals 85 or greater. In addition, an employee is eligible for early retirement after completing 10 years of credited service and attaining the age of 50, with benefits reduced based on employee age and credited service, per the plan’s reduction factor schedule. As of December 31, 2011, Mr. Sewell was eligible for normal retirement. He was the only NEO eligible for normal or early retirement under the Retirement Plan and Pension Restoration Plan. As a practice, the Company generally does not provide additional years of age or service (except under the change in control agreements, which grant additional service) and no NEO has been credited with additional years of age or service for purposes of computing a retirement benefit, under the Retirement Plan or the Pension Restoration Plan.

The 1999 SERP provides Mr. Sewell with an annual benefit in the form of a monthly annuity equal to 55% of final average compensation, with offsets for (1) any benefits received under the Company’s other retirement programs and any U.S. federal governmental retirement program to which the Company has contributed on the participant’s behalf; and (2) Social Security benefits should the participant be eligible for such benefit. Mr. Sewell elected to receive a lump sum that is the actuarial equivalent of the above-described annuity for benefits earned and vested after 2004. Final average compensation for this purpose includes base salary and annual incentive compensation earned for the three years preceding the participant’s date of termination, divided by three. As of December 31, 2011, Mr. Sewell was eligible for normal retirement under the 1999 SERP.

Participants in the 2006 SERP will generally accrue a monthly supplemental retirement benefit equal to 2.5% of their final average compensation for each year of service, to a maximum benefit equal to 50% of the final average compensation after 20 years of service. Mr. Welch’s 2006 SERP benefit is equal to 30% of his final average compensation based on his 6 years, 2 months of service as of December 31, 2011. With seven years of service, this benefit increases to 40% of final average compensation and with ten or more years of service increases to 50% of final average compensation. Final average compensation under the 2006 SERP includes salary and annual incentive compensation paid (or vested, in the case of restricted stock) for the three years preceding the participant’s date of termination. The normal retirement age under the 2006 SERP is 62. Benefits are reduced by 6% (3% for Mr. Welch) for each year the executive commences payment of benefits prior to age 62. Monthly benefits payable under the 2006 SERP to participants are offset by the amount the participant is eligible to receive under the Company’s other retirement plans and Social Security. Participants are generally vested in their benefits under the 2006 SERP after five years of service, although vesting will be accelerated in the event of the participant’s death or termination of employment as a result of disability or in the event of a change in control of the Company. A minimum monthly supplemental retirement benefit equal to 10% of final average compensation applies where vesting is so accelerated.

Benefits under the 2006 SERP are generally payable to a participant in the form of a lump sum (or an annuity at the election of the participant within the first 30 days of participation) when the participant terminates, but no earlier than age 55 (age 60 for Mr. Welch), except in the case of disability or death. All NEOs participating in the 2006 SERP have elected a lump sum. Where a participant is terminated for cause (as defined in the 2006 SERP) or where a participant violates certain restrictive covenants, the participant’s benefits will be forfeited whether or not then vested and subject to repayment to the Company to the extent already paid to the participant.

Nonqualified Deferred Compensation in Fiscal Year 2011

NEOs have the opportunity to participate in the USEC Inc. Executive Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is intended to be a non-qualified deferred compensation plan that complies with the regulations of Section 409A of the Internal Revenue Code of 1986, as amended. Participation in the Deferred Compensation Plan is not limited to the Company’s officers but also includes a select group of management and highly compensated employees. Mr. Welch participated in the Deferred Compensation Plan in 2011. Participants in the Deferred Compensation Plan may elect to defer up to a maximum of 90% and a minimum of 5% of base salary and a maximum of 100% and a minimum of 5% of cash bonus amounts received through the Company’s incentive compensation programs. The Company matches participant contributions under the Deferred Compensation Plan at the rate that would apply if they had been contributed to the USEC Savings Program without regard for any statutory limitations, reduced by amounts contributed to the USEC Savings Program. A participant may receive a distribution from the Deferred Compensation Plan upon a qualifying distribution event such as a separation from service, disability, death, or in-service distribution on a specified date, change in control or an unforeseeable emergency all as defined in the plan. Distributions from the Deferred Compensation Plan will be made in cash in a lump sum, annual installments, or a combination of both, in the manner elected by the participant and provided for in the plan. Deferred Compensation Plan accounts are deemed to be invested in a number of mutual funds made available for designation by the participant.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
John K. Welch	$206,460	$72,784	($45,943)	—	$868,684
John C. Barpoulis	—	—	—	—	—
Peter B. Saba	—	—	—	—	—
Philip G. Sewell	—	—	—	—	—
Robert Van Namen	—	—	($14,413)	—	$251,392

(1)	Amount represents executive’s contributions to the Deferred Compensation Plan. These amounts are also included in the Summary Compensation Table in the Salary column.

(2)	Amount represents the Company’s contributions to the Deferred Compensation Plan. These amounts are also included in the Summary Compensation Table in the All Other Compensation column.

(3)	Amount represents earnings (losses) on the Deferred Compensation Plan during 2011.

(4)	Amount represents the aggregate balance for the NEOs as of December 31, 2011 under the Deferred Compensation Plan. In addition to the amounts for 2011, this column includes the executive’s contributions to the Deferred Compensation Plan and a predecessor plan previously reported as compensation to the NEOs in the Summary Compensation Table in the Salary column in previous years as follows: Mr. Welch $384,493; and Mr. Van Namen $120,326. In addition to the amounts for 2011, amount includes the Company’s contributions to the Deferred Compensation Plan and a predecessor plan previously reported as compensation in the Summary Compensation Table in the All Other Compensation column in previous years as follows: Mr. Welch $150,080; and Mr. Van Namen $94,082.

Potential Payments Upon Termination or Change in Control

The table at the end of this section shows potential payments to our NEOs under existing agreements, plans or arrangements for various scenarios involving a termination of employment or a change in control of the Company. The table assumes a December 31, 2011 change in control and termination date and is based on the NEOs’ compensation and service levels as of that date. Where applicable, the table uses the closing price of our common stock of $1.14 as reported on the New York Stock Exchange as of December 30, 2011. The benefits in the table below are in addition to certain benefits available generally to salaried employees, such as accrued salary and vacation pay and distributions of plan balances under the USEC Savings Program.

Due to the number of factors that affect the nature and amounts of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age.

Payments Made Upon Termination

Under the USEC Inc. Executive Severance Plan, if an executive officer is terminated by the Company without cause, he is eligible to receive the following:

•	his current base salary and a prorated share of his current annual incentive (payable at the end of the performance period based on actual performance) up to the date of termination;

•

a lump sum cash severance equal to one year’s base salary at his current rate and an amount equal to his final average bonus (generally the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination); and

•

continuation of medical and dental coverage as well as life insurance paid for by the Company for one year after termination (or until he receives similar coverage from a subsequent employer, whichever occurs first) and outplacement assistance services.

Severance benefits are contingent upon the executive executing a release and agreeing to comply with certain restrictive covenants relating to non-competition and non-solicitation of Company employees for a period of one year following his termination of employment. No severance is paid to an employee who is terminated for cause or who resigns voluntarily.

Payments Made Upon a Change in Control

The Company has entered into change in control agreements with each of the NEOs. The change in control agreements provide each NEO with the following benefits (in lieu of any severance benefits under the Executive Severance Plan described above) if there is a change in control of the Company and within a protected period beginning three months before and ending three years after that change in control (the “protected period”), the Company terminates the executive’s employment without cause or the executive terminates his employment for “good reason” (as defined in the agreement):

•

a cash lump sum payment of his unpaid base salary through the date of termination, plus all other amounts to which he was entitled under any of the Company’s compensation or benefit plans under the terms of such plans;

•

a cash lump sum payment equal to 2.5 times the sum of the executive’s final annual base salary and his final average bonus (the executive’s final average bonus is generally the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination);

•	continuation of life, accident and health insurance benefits for 2.5 years following the change in control, or, if sooner, until he is covered by comparable programs of a subsequent employer;

•	two and one-half additional years of service for purposes of vesting, eligibility and benefit accrual under the Company’s SERPs; and

•

if the executive receives payments that would subject him to any federal excise tax due under Section 4999 of the Internal Revenue Code, either his severance payments would be reduced so as not to trigger the excise tax or, if it would produce a larger net benefit, he would receive a cash payment equal to the amount of such excise tax. The calculation of the 280G gross-up amount in the tables below is based upon a 280G excise tax rate of 20%.

In order to receive these benefits, the executive must comply with the non-competition, non-solicitation and confidentiality provisions of the change in control agreement during the term of the agreement and for a period thereafter. For purposes of the 280G calculation we have not assumed that any amounts will be discounted as attributable to reasonable compensation or that any value will be attributed to executive’s being bound by the agreements regarding non-competition, non-solicitation and confidentiality contained in their change in control agreements, because these amounts are too subject to the facts and circumstances in place at the time of payment to be capable of valuation.

Equity Awards

Awards granted prior to April 30, 2009 are governed by the USEC Inc. 1999 Equity Incentive Plan (the “1999 Plan”) and awards granted on or after April 30, 2009 are governed by the USEC Inc. 2009 Equity Incentive Plan (the “2009 Plan”). If an executive’s employment is terminated by the Company without cause or is terminated by reason of the executive’s death, disability or retirement (normal retirement or unreduced early retirement), or upon a change in control, all of the executive’s shares of restricted stock and unvested stock options granted under the 1999 Plan will become vested. If an executive’s employment is terminated by the Company without cause or is terminated by reason of the executive’s death, disability or retirement, or is terminated by the Company without cause or by the executive with good reason coincident with or following a change in control, all of the executive’s shares of restricted stock and unvested stock options granted under the 2009 Plan will become vested. In addition, if an executive becomes eligible for retirement, all of the executive’s shares of restricted stock granted under the 2009 Plan will become vested. If the executive’s employment is terminated for cause or if the executive voluntarily terminates employment (other than by retirement), all of the executive’s restricted stock and unvested stock options will be cancelled and forfeited.

The table below includes the intrinsic value (that is, the value based on the closing price of the Company’s stock of $1.14 as reported on the New York Stock Exchange as of December 30, 2011 and, in the case of options, less the exercise price) of stock options and restricted stock that would become exercisable or vested if the NEO terminated employment as of December 31, 2011. As of December 31, 2011, all unvested stock options held by the NEOs had exercise prices that were greater than the closing price of our common stock of $1.14.

Strategic Incentive Plan

In addition, under the three-year Strategic Incentive Plan, if, prior to the payout of an award with respect to a performance period: (1) there is a change in control of the Company and an executive’s employment is terminated by the Company other than for cause (or is terminated by the executive for good reason) (e.g., “double trigger”), fully vested awards will be paid at target regardless of performance; (2) an executive leaves the Company due to retirement or termination by the Company other than for cause, fully vested prorated awards will be paid in accordance with actual performance at the end of the performance period at the same time as other awards are paid to executives; and (3) an executive leaves the Company due to death or disability, fully vested prorated awards will be paid at target regardless of performance.

Retirement Benefits

The Pension Benefits in Fiscal Year 2011 table describes the general terms of each retirement plan in which the NEOs participate, the years of credited service and the present value of each NEO’s accumulated pension benefit. The table below includes the present value of benefits under the Employees Retirement Plan of USEC Inc. (the “Retirement Plan”), the USEC Inc. Pension Restoration Plan (the “Pension Restoration Plan”), the USEC Inc. 1999 Supplemental Executive Retirement Plan (the “1999 SERP”), and the USEC Inc. 2006 Supplemental Executive Retirement Plan (the “2006 SERP”) that would have become payable if the NEO had terminated employment as of December 31, 2011.

Potential Payments Upon Termination or Change in Control

Executive Benefits and Payments Upon Termination	Voluntary Termination	Retirement (1)	Involuntary Not for Cause Termination	Involuntary For Cause Termination	Involuntary or Good Reason Termination (Change in Control)		Death or Disability
John K. Welch
Severance Payments(2)	$0	N/A	$1,760,097	$0	$4,400,242		$0
Stock Options	$0	N/A	$0	$0	$0		$0
Restricted Stock	$0	N/A	$522,709	$0	$522,709		$522,709
Strategic Incentive Plan	$0	N/A	$360,000	$0	$2,700,000		$900,000
Retirement Plan(3)	$211,219	N/A	$211,219	$211,219	$211,219		$99,893
Pension Restoration Plan(3)	$0	N/A	$0	$0	$0		$0
2006 SERP(4)	$7,451,592	N/A	$7,451,592	$0	$10,073,905	(8)	$7,633,791
280G Tax Gross-up	$0	N/A	$0	$0	$1,603,174		$0
Continuing Benefits(5)	$0	N/A	$47,818	$0	$119,545		$0

Total	$7,662,811		$10,353,435	$211,219	$19,630,794		$9,156,393

John C. Barpoulis
Severance Payments(2)	$0	N/A	$712,713	$0	$1,781,782		$0
Stock Options	$0	N/A	$0	$0	$0		$0
Restricted Stock	$0	N/A	$176,220	$0	$176,220		$176,220
Strategic Incentive Plan	$0	N/A	$102,720	$0	$770,400		$256,800
Retirement Plan(3)	$63,560	N/A	$63,560	$63,560	$63,560		$29,408
Pension Restoration Plan(3)	$0	N/A	$0	$0	$0		$0
2006 SERP(4)	$639,237	N/A	$639,237	$0	$949,658	(8)	$560,815
280G Tax Gross-up	$0	N/A	$0	$0	$470,310		$0
Continuing Benefits(5)	$0	N/A	$36,871	$0	$92,177		$0

Total	$702,797		$1,731,321	$63,560	$4,304,107		$1,023,243

Peter B. Saba
Severance Payments(2)	$0	N/A	$659,548	$0	$1,648,869		$0
Stock Options	$0	N/A	$0	$0	$0		$0
Restricted Stock	$0	N/A	$133,564	$0	$133,564		$133,564
Strategic Incentive Plan	$0	N/A	$93,600	$0	$702,000		$234,000
Retirement Plan(3)	$0	N/A	$0	$0	$0		$0
Pension Restoration Plan(3)	$0	N/A	$0	$0	$0		$0
2006 SERP(4)	$0	N/A	$0	$0	$654,564	(8)	$572,257
280G Tax Gross-up	$0	N/A	$0	$0	$448,415		$0
Continuing Benefits(5)	$0	N/A	$36,021	$0	$90,052		$0

Total	$0		$922,733	$0	$3,677,464		$939,821

Philip G. Sewell
Severance Payments(2)	$0	$0	$793,791	$0	$1,984,478		$0
Stock Options	$0	$0	$0	$0	$0		$0
Restricted Stock	$0	$0	$0	$0	$0		$0
Strategic Incentive Plan	$112,800	$112,800	$112,800	$0	$846,000		$282,000
Retirement Plan(3)	$421,588	$421,588	$421,588	$421,588	$421,588		$218,993	(7)
Pension Restoration Plan(3)	$1,140,187	$1,140,187	$1,140,187	$1,140,187	$1,140,187		$1,058,220	(7)
1999 SERP(6)	$3,113,668	$3,113,668	$3,113,668	$0	$3,113,668	(8)	$1,617,393
280G Tax Gross-up	$0	$0	$0	$0	$0		$0
Continuing Benefits(5)	$0	$0	$31,829	$0	$79,573		$0

Total	$4,788,243	$4,788,243	$5,613,863	$1,561,775	$7,585,494		$3,176,606

Executive Benefits and Payments Upon Termination	Voluntary Termination	Retirement (1)	Involuntary Not for Cause Termination	Involuntary For Cause Termination	Involuntary or Good Reason Termination (Change in Control)		Death or Disability

Robert Van Namen
Severance Payments(2)	$0	N/A	$715,364	$0	$1,788,411		$0
Stock Options	$0	N/A	$0	$0	$0		$0
Restricted Stock	$0	N/A	$177,322	$0	$177,322		$177,322
Strategic Incentive Plan	$0	N/A	$102,720	$0	$770,400		$256,800
Retirement Plan(3)	$317,531	$317,531	$317,531	$317,531	$317,531		$180,663	(7)
Pension Restoration Plan(3)	$120,485	$120,485	$120,485	$120,485	$120,485		$68,243	(7)
2006 SERP(4)	$1,201,000	N/A	$1,201,000	$0	$1,535,975	(8)	$1,051,434
280G Tax Gross-up	$0	N/A	$0	$0	$0		$0
Continuing Benefits(5)	$0	N/A	$39,362	$0	$98,405		$0

Total	$1,639,016	$438,016	$2,673,784	$438,016	$4,808,529		$1,734,462

(1)	As of December 31, 2011, Mr. Sewell is eligible for normal retirement in the Retirement Plan, the Pension Restoration Plan and the 1999 SERP. No other NEO is eligible for an early or normal retirement under any of the Company’s retirement programs as of December 31, 2011.

(2)	In calculating the Severance Payment, the final average bonuses for the NEOs do not include each executive’s 2011 annual incentive bonus because annual incentive bonuses for 2011 had not been determined or paid as of December 31, 2011. The final average bonuses for the NEOs were based on the average of any bonuses paid for 2010, 2009 and 2008. In the case of Mr. Saba, his bonus for 2008 was not included in the calculation because he experienced a change in position in 2009 that altered his bonus opportunity.

(3)	Mr. Barpoulis, Mr. Sewell, Mr. Van Namen and Mr. Welch are vested under the Retirement Plan and the Pension Restoration Plan as of December 31, 2011. Mr. Barpoulis (age 47 at December 31, 2011) is not yet eligible for retirement but will be eligible to commence a reduced pension at age 50. Mr. Sewell (age 65 as of December 31, 2011) is eligible for normal retirement and would commence an immediate unreduced benefit upon termination. Mr. Van Namen (age 50 as of December 31, 2011) is not yet eligible for retirement but is eligible for immediate commencement of benefits accrued prior to 2001, payable as a lump sum. Mr. Van Namen is eligible to commence a reduced pension for benefits accrued after 2000. Mr. Welch (age 61 as of December 31, 2011 is eligible to commence an immediate, reduced pension, payable as an annuity. Amounts shown are the actuarial present value of annuity payments and lump sums, as applicable. The present value of accumulated benefits is calculated using the assumptions under FASB ASC Topic 715-30 as shown in Note 10 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(4)	Mr. Welch, Mr. Barpoulis and Mr. Van Namen are the only NEOs vested under the 2006 SERP. Accrued SERP benefits are forfeited upon a termination for cause. Mr. Welch is eligible for immediate lump sum benefits. Mr. Barpoulis and Mr. Van Namen are ineligible to commence payment so their amounts represent the present value of an age 55 lump sum payment. Lump sum death benefits are payable immediately. The 2006 SERP provides for a minimum benefit objective of 10% of final average pay (20% in the case of Mr. Welch) in the case of a change in control or death or disability. Amounts for all executives represent the present value of accrued benefits payable in lump sum form. The present value of accumulated benefits is calculated using the assumptions under FASB ASC Topic 715-30 as shown in Note 10 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(5)	Includes (a) the cost of continuation of medical, dental and life insurance benefits for a period of one year following termination of employment in the case of an involuntary not for cause termination; and (b) the cost of continuation of medical, dental, life insurance and disability benefits for a period of 2.5 years following termination of employment in the case of a change in control. Amounts vary by executive based on their specific benefit elections.

(6)	Mr. Sewell is the only NEO with benefits under the 1999 SERP. Mr. Sewell is eligible to commence an immediate, unreduced benefit upon termination. Benefits accrued prior to 2005 are payable in the form of an annuity and post-2004 benefits are payable as a lump sum. Accrued 1999 SERP benefits are forfeited upon a termination for cause. The amount shown is the actuarial present value of life annuity and lump sum payments. Death benefits are 50% of Mr. Sewell’s pre-2005 accrued benefit and 100% of his post-2004 accrued benefit, with survivor benefits payable as an annuity. In the case of disability, Mr. Sewell would retire and so his amounts under the 1999 SERP would be the same as what is included for Mr. Sewell in the column “Retirement.” The present value of accumulated benefits is calculated using the assumptions under FASB ASC Topic 715-30 as shown in Note 10 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(7)	In the case of death, Mr. Welch’s, Mr. Barpoulis’, Mr. Sewell’s and Mr. Van Namen’s beneficiaries would be entitled to survivor annuity benefits under the Retirement Plan and the Pension Restoration Plan. Mr. Welch, Mr. Sewell and Mr. Van Namen would be eligible to commence survivor benefits immediately and Mr. Barpoulis’ survivor benefit would commence on the date he would have reached age 50. Mr. Welch’s and Mr. Barpoulis’ survivor’s benefit is the 50% survivor portion of a joint and survivor annuity and is reduced for early commencement. Mr. Sewell’s survivor benefit is 50% of the amount Mr. Sewell would receive in the form of a single life annuity. Mr. Van Namen’s survivor’s benefit is 50% of the amount Mr. Van Namen would receive in the form of a single life annuity and is reduced for early commencement, subject to a minimum survivor benefit of 25%. Benefits accrued and vested after December 31, 2004 in the Pension Restoration Plan are payable as a lump sum. In the case of disability, each of the executives (except Mr. Sewell) would continue to accrue service during periods of disability rather than commence a retirement benefit. Since Mr. Sewell is eligible for normal retirement, in the case of disability, he would not continue to accrue service but would retire and so his amounts under the Retirement Plan and Pension Restoration Plan would be the same as what is included for Mr. Sewell in the column “Retirement.”

(8)	Change in control agreements provide for an additional 2.5 years of service for vesting, eligibility and benefit accrual for the executive’s retirement benefits. This is provided through the executive’s SERP benefit and accordingly, amount reflects gross benefit with 2.5 year service enhancement, less vested accrued benefits under the Retirement Plan and the Pension Restoration Plan.

PROPOSAL 2.     ADVISORY VOTE ON EXECUTIVE COMPENSATION

This year, our shareholders are being given the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to enable us to attract and retain highly talented individuals. Our executive compensation program is built on a strong governance framework and pay-for-performance philosophy. Key design elements and features of this program are described in the Compensation Discussion and Analysis and include:

•	Strong oversight by our Compensation Committee of all elements of executive compensation;

•

Base salary represents less than 30% of each NEO’s total direct compensation opportunity (22% for the CEO), with the remainder of compensation being variable or “at risk”; as illustrated by the fact that our NEOs experienced significant decline in the value of their equity-based compensation over the year;

•	The Compensation Committee’s use of an independent compensation consultant;

•	Based on a comprehensive pay-for-performance analysis conducted by the compensation consultant during 2011, realizable pay was aligned with Company three-year performance and the Company’s Peer Group;

•	Stock ownership guidelines that are significantly exceeded by each of our NEOs and directors;

•	A “no hedging” policy in our insider trading policy that prohibits employees and directors from hedging the economic interest in the USEC shares they hold;

•	Our equity incentive plan includes a compensation recovery or “claw back” provision that applies to all equity plan participants;

•	Provide only very limited perquisites — those provided relate to areas that we believe benefit the Company, including financial planning and executive physicals;

•	No employment agreements with NEOs; severance is limited to one times base salary and annual bonus;

•

Change in control agreements are “double-trigger” requiring both a change in control and a separation from service within a specified period to receive benefits. These agreements provide for automatic renewal to protect employees, however, we retain the ability to terminate the agreements with sufficient notice;

•

Existing change in control agreements contain a limited excise tax gross-up that has been in the Company’s form of agreement since the Company’s change in control arrangements were put in place in 1999; however, the Compensation Committee has determined that beginning in 2011, new or materially amended agreements will not provide for any excise tax gross-up; and

•	A strong risk management program with specific responsibilities assigned to the Board and its committees, and consideration of avoiding excessive risk in compensation decisions.

In addition, as noted in the Compensation Discussion and Analysis, for 2011, the Compensation Committee made the following changes to our executive compensation programs, which further enforced our pay-for-performance philosophy:

•	Replaced the annual stock option grant to executives under our long-term incentive program with performance-based restricted stock;

•

Added a relative total shareholder return measure to our long-term incentive awards to further align the compensation of our executives with our performance relative to companies we compete with for executive talent; and

•	Replaced a portion of the time-vested grant of restricted stock with a new three-year performance-based cash incentive program to further link pay with performance.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2012 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosures.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate what actions may be necessary to address those concerns.

The Board recommends voting FOR the approval of our executive compensation, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

PROPOSAL 3.     APPROVAL OF TAX BENEFIT PRESERVATION PLAN

The Board of Directors is asking shareholders to approve the tax benefit preservation plan adopted by the Board on September 29, 2011 (the “Tax Plan”). The Tax Plan was adopted in an effort to protect shareholder value by preserving the value of the Company’s deferred tax benefits, including those generated by net operating losses, “net unrealized built in losses” and certain other tax attributes (collectively, the “Tax Benefits”). If shareholders do not approve the Tax Plan at the annual meeting of shareholders, the Board of Directors will take action to terminate the Tax Plan, effective immediately.

Background and Reasons for the Proposal

As of December 31, 2011, we estimate that the Company had approximately $32 million of net operating losses that can be utilized in certain circumstances to offset future U.S. taxable income. The net operating losses can be carried forward for 20 years and generally would not expire until 2031. In addition, net operating losses may generally be carried back two years to offset past taxable income. The estimated amount of $32 million is the amount of net operating losses remaining to be carried forward after any carryback to previous years. In addition, the Company may have a significant “net unrealized built in loss” or “NUBIL.” Generally, a NUBIL is defined as the amount by which the fair market value of a corporation’s assets immediately before an ownership change is less than the tax basis of the assets. If an ownership change were to occur when a NUBIL is present, certain deductions or built-in losses recognized during the five-year period beginning on the date of the ownership change would be treated as if they were net operating losses before the change. Therefore, the recognized built-in losses would be subject to the same limitation imposed on net operating losses as described below. Because the amount and timing of the Company’s future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of Tax Benefits that can ultimately be used to reduce the Company’s income tax liability. However, we believe the Tax Benefits are a valuable asset and that it is in the Company’s best interests to attempt to preserve their use by approving the Tax Plan.

The Company’s ability to use the Tax Benefits would be substantially limited if the Company were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code (“Section 382”). In general, an “ownership change” would occur if there is a greater than 50 percentage point change in ownership of securities by shareholder owning (or deemed to own under Section 382) 5.0% or more of the Company’s securities over a rolling three-year period. Calculating whether an “ownership change” has occurred is, however, subject to inherent uncertainty resulting from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities on a timely basis. Based upon the information available to us, along with our evaluation of various scenarios, we believe that the Company has not experienced an “ownership change” and therefore the Company’s Tax Benefits have not been impaired; however, the amount by which the Company’s ownership may change in the future is uncertain.

Because the amount by which the Company’s ownership may change in the future is uncertain, the Tax Plan is intended to diminish the likelihood of an “ownership change” that would have the effect of limiting the Company’s Tax Benefits by acting as a deterrent to any person acquiring shares of the Company’s securities equal to or exceeding the Trigger Amount (as defined below) without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 5.0% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382. The Tax Plan established procedures pursuant to which shareholders may submit requests to the Board to obtain an exemption for certain acquisitions of the Company’s securities from the Tax Plan. The Board may grant a waiver if it (or a duly authorized committee) determines, in its sole discretion, that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

Section 382 Ownership Calculations

To determine whether the Company’s Tax Benefits have been impaired, the Company must determine whether an “ownership change” (as calculated pursuant to Section 382 and related tax rules) has occurred. If such an “ownership change” has occurred, the Company’s use of the Tax Benefits would be subject to an annual limit that would materially impair the use of the Tax Benefits.

In order to determine whether an “ownership change” has occurred, the Company must compare the percentage of shares owned by each 5.0-percent shareholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5.0-percent shareholder at any time during the testing period (which is generally a three-year rolling period). For example, if a single investor acquired more than 50% of the Company’s shares in a three-year period, an “ownership change” would occur. Similarly, if ten persons, none of whom owned shares, each acquired slightly over 5.0% of the Company’s shares within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

If the Company determines that an “ownership change” occurred, the Company would determine the impact on its Tax Benefits by calculating the annual limit or maximum amount of the Tax Benefits that could be deducted pursuant to Section 382 (the “382 Limitation”). The Section 382 Limitation is determined by multiplying (1) the aggregate value of the Company’s outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (2) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.” In calculating the 382 Limitation, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”

If the Company were to have taxable income in excess of the 382 Limitation following an “ownership change,” it would not be able to reduce its tax liability on the excess taxable income with the Tax Benefits. Although any loss carryforwards not used as a result of any Section 382 Limitation would remain available to offset income in future years (again, subject to the Section 382 Limitation) until the Tax Benefits expire, any “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and could cause some of the Tax Benefits to expire unused. Because the aggregate value of the Company’s outstanding shares and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict the Section 382 Limitation on the Company’s Tax Benefits should an “ownership change” occur in the future. However, such limitation could be material.

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in performing a Section 382 “ownership change” analysis include the following:

•

All holders who each own less than 5.0% of a company’s common shares are generally (but not always) collectively treated as a single 5.0-percent shareholder. Transactions in the public markets among shareholders who are not 5.0-percent shareholders are generally (but not always) treated as within this single public group of 5.0-percent shareholders.

•

There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as 5.0-percent shareholders. Certain constructive ownership rules, which generally attribute ownership of shares owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of share ownership of a particular shareholder. Ownership of shares is generally attributed to both their ultimate beneficial owner as well as to “first tier” and “higher tier” entities, including trusts, corporations, partnerships or other entities.

•

Acquisitions by a person which cause that person to become a 5.0-percent shareholder generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase that caused the threshold to be exceeded.

•	Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an “ownership change.”

•

The redemption or buyback of shares by an issuer will increase the ownership of any 5.0-percent shareholders (including groups of shareholders who are not themselves 5.0-percent shareholders) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5.0% to become a 5.0-percent shareholder, resulting in a five percentage (or more) point change in ownership.

Description of the Tax Plan

The following description of the Tax Plan is qualified in its entirety by reference to the text of the Tax Plan, which is attached to this Proxy Statement as Annex A. We urge you to read carefully the Tax Plan in its entirety as the discussion below is only a summary.

The Rights.    In connection with its adoption of the Tax Plan, the Board declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of the Company’s common stock outstanding at the close of business on October 10, 2011 (the “Record Date”). Any shares of the Company’s Series C Convertible Participating Preferred Stock (“Series C Preferred”) and Class B Common Stock (“Class B Common”) that are issued in the future to the holders of the Company’s Series B-1 12.75% Convertible Preferred Stock will also receive Rights upon the issuance of such shares (1,000 Rights for each share in the case of the Company’s Series C Preferred). The Company’s common stock, Series C Preferred and Class B Common, are collectively referred to herein as the Equity Stock. The Class B Common has not yet been authorized and would require the approval of the Company’s stockholders. As long as the Rights are attached to the Equity Stock, the Company will issue one Right (subject to adjustment) with each new share of the common stock and each share of the Class B Common Stock and 1,000 Rights (subject to adjustment) with each new share of Series C Preferred so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A

Junior Participating Preferred Stock, par value $1.00 per share (the “Series A Preferred”), of the Company at a price of $10.00 per one one-thousandth (1/1000) of a share of Series A Preferred, subject to adjustment. Until a Right is exercised, the holder thereof will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Transfer, “Flip In” and Exercise of the Rights.    The Rights detach from the Equity Stock and become exercisable if: (1) at the close of business on the tenth business day following a public announcement that (A) a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the common stock; or (B) an SPA Investor (as defined in the Tax Plan) or its affiliates or associates has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Company Stock (as defined in the Tax Plan) (each such person, an “Acquiring Person” and such ownership thresholds, the “Trigger Amount”); or (2) at the close of business on the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of shares of Company Stock being equal to or exceeding the Trigger Amount (the earlier of (1) and (2) being called the “Distribution Date”). The Board may postpone the Distribution Date of the rights under certain circumstances. The Rights will be transferred only with the Equity Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate rights certificates will be issued evidencing the Rights and become separately transferable apart from the Equity Stock.

Exempted Persons and Exempted Transactions.    The Tax Plan provides that any person who beneficially owned shares of Company Stock equal to or exceeding the Trigger Amount immediately prior to the first public announcement of the adoption of the Tax Plan, together with any affiliates and associates of that person (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Company Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Company Stock in Company Stock, pursuant to a split or subdivision of the outstanding Company Stock, pursuant to any unilateral grant of any Company Stock by the Company or pursuant to any Excluded Transactions (as defined in the Tax Plan)). However, if upon acquiring beneficial ownership of one or more additional shares of Company Stock, the Existing Holder does not beneficially own shares of Company Stock equal to or exceeding the Trigger Amount, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan.

Anti-Dilution Provisions.    The purchase price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred.

Exchange.    At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for shares of Equity Stock at an exchange rate of one share of Common Stock or Class B Common or one one-thousandth (1/1000) of a share of Series C Preferred, as applicable, per Right (subject to adjustment).

Redemption.    The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board at any time prior to the time that any person is deemed to have become an Acquiring Person. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Expiration.    Unless redeemed or exchanged earlier by the Company or terminated, the rights will expire upon the earliest to occur of (1) the close of business on September 29, 2014, (2) upon the occurrence of a business combination transaction pursuant to which the Rights are deemed terminated pursuant to the Tax Plan, (3) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (4) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Amendment of Tax Benefit Preservation Plan.    Any of the provisions of the Tax Plan may be amended by the Board, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Tax Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

Certain Considerations Relating to the Tax Plan

The Board believes that attempting to protect the Tax Benefits described above is in the Company’s and the shareholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Tax Plan is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Benefits is Uncertain.    The Company’s use of the Tax Benefits depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.

Potential Challenge to the Tax Benefits.    The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in the Company’s liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, the Company cannot assure you that the IRS or other taxing authority will not claim that the Company experienced an “ownership change” and attempt to reduce the benefit of the Tax Benefits even if the Tax Plan is in place.

Continued Risk of Ownership Change.    Although the Tax Plan is intended to diminish the likelihood of an “ownership change,” the Company cannot assure you that it will be effective. The amount by which the Company’s ownership may change in the future could, for example, be affected by purchases and sales of shares by 5.0-percent shareholders, over which the Company has no control, and new issuances of shares by the Company, should it choose to do so.

Potential Effects on Liquidity.    The Tax Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of common shares in excess of the specified limitations. A shareholder’s ability to dispose of the Company’s common shares may be limited if the Tax Plan reduces the number of persons willing to acquire the Company’s common shares or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the Company’s shares approaches the proscribed level.

Potential Impact on Value.    The Tax Plan could negatively impact the value of the Company’s common shares by deterring persons or groups of persons from acquiring the Company’s common shares, including in acquisitions for which some shareholders might receive a premium above market value.

Anti-Takeover Effect.    The Board adopted the Tax Plan to diminish the risk that the Company’s ability to use the Tax Benefits to reduce potential federal income tax obligations is impaired. Nonetheless, the Tax Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of the Company’s common shares or, in the case of a person or group of persons that already own 4.9% or more of the Company’s common shares, from acquiring any additional common shares.

Vote Required

Approval of the Tax Plan requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote.

The Board of Directors recommends that shareholders vote FOR the approval of the Tax Benefit Preservation Plan.

PROPOSAL 4.     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit and Finance Committee of the Company has appointed the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for 2012, subject to ratification of this appointment by the shareholders of the Company. One or more representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will have an opportunity to make a statement if he desires to do so. PricewaterhouseCoopers LLP representatives will also be available to respond to appropriate questions.

The Audit and Finance Committee has sole authority for appointing and terminating USEC’s independent auditors for 2012. Accordingly, shareholder approval is not required to appoint PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012. The Audit and Finance Committee believes, however, that submitting the appointment of PricewaterhouseCoopers LLP to the shareholders for ratification is a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit and Finance Committee will review its future selection of the Company’s independent auditors.

The ratification of the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

The Board recommends voting FOR ratification of the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012.

Audit and Non-Audit Fees

The Audit and Finance Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit and Finance Committee has delegated pre-approval authority to the Chairman of the Audit and Finance Committee, who presents any decisions to the full Audit and Finance Committee at its next scheduled meeting. The following amounts were billed to the Company by the independent auditors for services rendered for the periods indicated:

Type of Fee	Amount Billed For Year Ended December 31, 2011	Amount Billed For Year Ended December 31, 2010
	(In thousands)	(In thousands)
Audit Fees(1)	$915	$1,037
Audit-Related Fees(2)	$70	$105
Tax Fees(3)	$134	$88
All Other Fees(4)	$2	$3

Total	$1,121	$1,233

(1)	Primarily audits of the financial statements for both periods including internal control testing over financial reporting and reviews of quarterly financial statements for both periods and accounting for the investment by Toshiba Corporation and Babcock & Wilcox Investment Company in 2010.

(2)	Fraud risk assessment in both periods, internal audit plan benchmarking and risk assessment in 2011, Form S-3 registration statement in 2011, and compliance report for revolving credit facility in 2010.

(3)	Primarily services related to selected tax projects and IRS audit assistance for both periods.

(4)	Service fee for access to electronic publication.

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors is comprised of four independent directors and operates under a written charter. The Committee meets with the internal and independent auditors, with and without management present, to facilitate and encourage private communication.

In fulfilling its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2011.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Audit and Finance Committee

Joseph T. Doyle, Chairman

Sigmund L. Cornelius

W. Henson Moore

Walter E. Skowronski

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee Report,” and “Audit and Finance Committee Report” shall not be deemed “soliciting material” or to be “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND OTHER INFORMATION

Date for Submission of Shareholder Proposals

Under the SEC rules, in order to be considered for inclusion in USEC’s proxy statement for the 2013 annual meeting of shareholders, proposals from shareholders must be received by the Secretary of the Company at Two Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland 20817 not later than November     , 2012.

Our bylaws contain an advance notice provision regarding shareholder proposals that are not sought to be included in the Company’s proxy statement, which provides that, to be timely, a shareholder’s notice of intention to bring business before a meeting must be delivered to the Company’s Secretary, at the Company’s principal executive office, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. Accordingly, shareholder nominations for director or other proposed items of business intended to be brought before the next annual meeting of shareholders must be received by the Company between December 27, 2012 and January 26, 2013 in order to be considered timely, unless the Company gives notice that the date of the annual meeting is more than 30 days before, or more than 60 days after, April 26, 2013. Any proposals received outside of that period will not be permitted to be raised at the meeting.

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented at the 2012 annual meeting other than those specifically set forth above. If other matters should properly come before the annual meeting or any adjournment thereof, including shareholder proposals that have been excluded pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the persons named as proxies in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.

By order of the Board of Directors,

Peter B. Saba
Senior Vice President, General Counsel and Secretary

Bethesda, Maryland

March     , 2012

Annex A

USEC Inc.

and

Mellon Investor Services LLC

as Rights Agent

Tax Benefit Preservation Plan

Dated as of September 29, 2011

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of September 29, 2011 (this “Plan”), between USEC Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on September 29, 2011, the Board of Directors (the “Board”) of the Company adopted this Plan, and has authorized and declared a dividend of (i) one preferred stock purchase right (a “Right”) for each share of Common Stock and (ii) one thousand Rights for each share of Series C Preferred (together with the Common Stock and Class B Common, the “Equity Stock”) of the Company outstanding at the close of business on October 10, 2011 (the “Record Date”) and has authorized and directed the issuance of (a) one Right (subject to adjustment as provided herein) with respect to each share of Common Stock and Class B Common and (b) one thousand Rights (subject to adjustment as provided herein) for each share of Series C Preferred that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Series A Preferred”), of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to shares of Equity Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions.    For purposes of this Plan, the following terms have the meanings indicated:

1.1.    “Acquiring Person” shall mean (i) any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.9% or more of the Common Stock then outstanding or (ii) any SPA Investor who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.9% or more of the Company Stock then outstanding (in each case, the “Trigger Amount”), but shall not include (A) an Exempt Person or (B) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of one or more additional shares of Company Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Company Stock in Company Stock, pursuant to a split or subdivision of the outstanding Company Stock, pursuant to any unilateral grant of Company Stock by the Company or pursuant to the Excluded Transactions), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own shares of Company Stock equal to or exceeding the Trigger Amount. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of (x) an acquisition of Company Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to the Trigger Amount; provided, however, that if a Person shall become the Beneficial Owner of shares of Company Stock equal to or exceeding the Trigger Amount solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Company Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Company Stock in Company Stock, pursuant to a split or subdivision of the outstanding Company Stock, pursuant to any unilateral grant of Company Stock by the Company or pursuant to the Excluded Transactions), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Company Stock, such Person does not Beneficially Own shares of Company Stock equal to or exceeding the Trigger Amount, or (y) the acquisition of Common Stock upon the exercise of any options, warrants or other rights, or upon the initial grant or vesting of restricted stock, in each case, granted by the Company to its directors or officers. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a number of shares of Company Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of a number of shares of Company Stock that would otherwise cause such Person to be an “Acquiring Person”, but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Company Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. Except as provided in the last sentence of this Section 1.1 and in Section 29 and Section 30, for all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Plan. The number of shares of Common Stock not outstanding that such Person is deemed to Beneficially Own for purposes of this Plan shall be deemed to be outstanding for the purpose of computing the percentage of the outstanding number of shares of Common Stock owned by such Person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other Person. For all purposes of this Plan, any calculation of the number of shares of Company Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Company Stock of which any SPA Investor is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382.

1.2.    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock owned by such first Person pursuant to the provisions of Section 382.

1.3.    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1.    which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (i) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Company Stock until such time as such securities are converted or exchanged into or exercised for Company Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; (ii) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates, until such tendered securities are accepted for purchase or exchange, (iii) securities which such Person or any of such Person’s Affiliates or Associates, has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (iv) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates and Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2.    which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s or any of such Person’s Affiliates or Associates participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3.    of which any other Person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or such other Person’s Affiliates or Associates with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4.    “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

1.5.    “Class B Common” shall mean, upon approval by the Company’s stockholders of an amendment to the Certificate of Incorporation authorizing shares of Class B Common Stock, the Class B Common Stock, par value $.10 per share, of the Company.

1.6.    “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.7.    “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $.10 per share, of the Company, excluding shares of the Class B Common. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.8.    “Company Stock” means, collectively, (i) the Equity Stock, (ii) Series A Preferred, (iii) Series B-1 Preferred, (iv) Series B-2 Preferred and (v) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18)

1.9.    “Excluded Transactions” shall mean (i) the conversion of shares of the Company’s Series B-1 12.75% Convertible Preferred Stock, par value $1.00 per share (“Series B-1 Preferred”) and Series B-2 11.5% Convertible Preferred Stock, par value $1.00 per share (“Series B-2 Preferred”) into shares of Class B Common or Series C Preferred, (ii) the issuance of shares of Series B-1 Preferred and Series B-2 Preferred as dividends on outstanding shares of Series B-1 Preferred and Series B-2 Preferred, in the case of either clause (i) and (ii), pursuant to the Certificate of Designation for the Series B-1 Preferred or the Certificate of Designation for the Series B-2 Preferred, as applicable) and (iii) any transaction pursuant to the SPA that the Board, in its sole discretion, declares excluded.

1.10.    “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the boards of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 29 or Section 30.

1.11.    “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of shares of Company Stock equal to or exceeding the Trigger Amount, together with any Affiliates and Associates of such Person, including, without limitation, B&W and TANE.

1.12.    “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasure Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

1.13.    “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.14.    “Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.

1.15.    “Series C Preferred” shall mean the Series C Convertible Participating Preferred Stock, par value $1.00 per share, of the Company.

1.16.    “SPA” shall mean that certain Securities Purchase Agreement, dated as of May 25, 2010, by and among the Company, Toshiba Corporation, a corporation organized under the laws of Japan (“Toshiba”) and Babcock & Wilcox Investment Company, a Delaware corporation (“B&W”), as amended or amended and restated from time to time.

1.17.    “SPA Investor” shall mean (i) Toshiba America Nuclear Energy Corporation, a Delaware corporation (“TANE”), or any other Wholly-Owned Affiliates (as defined in the Certificate of Designation for the Series B-1 Preferred) of Toshiba, (ii) B&W and its Wholly-Owned Affiliates, (iii) a special purpose entity jointly and wholly controlled by Toshiba and B&W and (iv) Westinghouse Electric Company, LLC, to the extent it is controlled by Toshiba or an SPA Investor described under clause (i) above; provided, however, that each SPA Investor must be a U.S. Person (as defined in the Certificate of Designation for the Series B-1 Preferred).

1.18.    “Stock” means with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulations § 1.382-2T(f)(18).

1.19.    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) or Section 13(g) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person. Notwithstanding anything in this Plan to the contrary, no Stock Acquisition Date shall be deemed to have occurred solely as a result of the Excluded Transactions.

1.20.    “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.21.    “Tax Benefits” shall mean net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382 of the Code.

1.22.    “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

1.23.    A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person; provided, however, that no Trigger Event shall be deemed to have occurred solely as a result of the Excluded Transactions.

1.24.    The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
B&W	1.16
BNYM	38.2
Board	Recitals
Book Entry Shares	3.1
Class B Right Holder	11.1.2
Code	Recitals
Common Right Holder	11.1.2
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Customer Identification Program	38.1
Distribution Date	3.1
Equity Stock	Recitals
equity stock equivalent	11.1.3
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	29

Term	Section
Expiration Date	7.1
Final Expiration Date	7.1
NYSE	9
Original Rights	1.3.1
Plan	Preamble
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	29
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.13
Security	11.4.1
Series A Preferred	Recitals
Series B-1 Preferred	1.9
Series B-2 Preferred	1.9
Series C Right Holder	11.1.2
Spread	11.1.3
Substitution Period	11.1.3
Substitution Preferred	11.1.3
Summary of Rights	3.2
TANE	1.17
Toshiba	1.16
Trading Day	11.4.1
Trigger Amount	1.1
Trust	27.1
Trust Agreement	27.1
Waiver Request	30

Section 2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and such other rights agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

Section 3.    Issuance of Right Certificates.

3.1.    Rights Evidenced by Stock Certificates.    Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of shares of Company Stock equal to or exceeding the Trigger Amount (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Equity Stock registered in the names of the holders thereof or, in the case of uncertificated Equity Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Equity Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Equity Stock. The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Section 7.1(v), Section 7(vi), Section 29 or Section 30 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested and provided with all necessary information, the Rights Agent) will send, by postage-prepaid mail or courier, to each record holder of Equity Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Equity Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock and Class B Common and each one one-thousandths of a share of Series C Preferred, as applicable, so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred. Notwithstanding anything in this Plan to the contrary, no Distribution Date shall be deemed to have occurred solely as a result of the Excluded Transactions.

3.2.    Summary of Rights.    On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Series A Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by postage-prepaid mail or courier, to each record holder of Equity Stock as of the close of business on the Record Date at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Equity Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Equity Stock. With respect to certificates for Equity Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Equity Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Equity Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Equity Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Equity Stock represented thereby and the Book Entry Shares, as applicable.

3.3.    New Certificates and Uncertificated Shares After Record Date.    Certificates for Equity Stock which become outstanding (whether upon issuance out of authorized but unissued Equity Stock, disposition out of treasury or transfer or exchange of outstanding Equity Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between USEC Inc. (the “Company”) and Mellon Investor Services LLC, as Rights Agent, dated as of September 29, 2011, as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Equity Stock represented by such certificates and such Book Entry Shares shall be evidenced solely by such certificates or the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Equity Stock represented thereby. In the event that the Company purchases or acquires any Equity Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Equity Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Equity Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4.    Form of Right Certificates.    The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Series A Preferred as shall be set forth therein at the price per one one-thousandth of a share of Series A Preferred set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Series A Preferred and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.    Countersignature and Registration.    The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, or the Senior Vice President, General Counsel, and Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3.1, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.    Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right

Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Series A Preferred as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request, and paid an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall have no duty to undertake any actions pursuant to this Plan where such action may result in the imposition of any tax or charge unless and until Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.    Exercise of Rights.    Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed and properly completed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series A Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on September 29, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, or (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the close of business on the effective date of the repeal of Section 382 if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits, or (vi) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

7.2.    Purchase.    The Purchase Price for each one one-thousandth of a share of Series A Preferred pursuant to the exercise of a Right shall be initially $10.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3.    Payment Procedures.    Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series A Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Series A Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series A Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Series A Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Series A Preferred as are to be purchased (in which case certificates for the Series A Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (ii) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Plan, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan.

7.4.    Partial Exercise.    In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5.    Full Information Concerning Ownership.    Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request.

Section 8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and it such case shall deliver a certificate of destruction to the Company.

Section 9.    Reservation and Availability of Capital Stock.    The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Equity Stock or other securities or out of its shares held in its treasury) the number of shares of Series A Preferred (and, following the occurrence of a Trigger Event, Equity Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Series A Preferred (and, following the occurrence of a Trigger Event, Equity Stock and/or other securities) issuable upon the exercise of Rights may be listed on the New York Stock Exchange (“NYSE”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or such other exchange or market upon official notice of issuance upon such exercise; provided, however, that the Company shall not required to list or have admitted to trading on any such exchange or market the Class B Common or the Series C Preferred.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred (and, following the occurrence of a Trigger Event, Equity Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series A Preferred upon the exercise of Rights, to register and qualify such Series A Preferred under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9 and provide the Rights Agent with a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred (or Equity Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred (or Equity Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred (or Equity Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.    Series A Preferred Record Date.    Each Person in whose name any certificate for Series A Preferred (or Equity Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred (or Equity Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred (or Equity Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred (or Equity Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Right Certificate shall not be entitled to any rights of a holder of Series A Preferred (or Equity Stock or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.    The Purchase Price, the number of shares of Series A Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1.    Post-Execution Events.

11.1.1.    Corporate Dividends, Reclassifications, Etc.    In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Series A Preferred payable in Series A Preferred, (B) subdivide the outstanding Series A Preferred, (C) combine the outstanding Series A Preferred into a smaller number of shares of Series A Preferred or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2.    Acquiring Person Events; Triggering Events.    Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series A Preferred, such number of (i) shares of Common Stock, if the holder of such Right is a Person other than an SPA Investor (each such Right holder, a “Common Right Holder”), (ii) shares of Class B Common, if the holder of such Right is an SPA Investor and such Right was declared as a dividend on, or otherwise issued with respect to, a share of Class B Common (each such Right holder, a “Class B Right Holder”) or (iii) one one-thousandths of a share of Series C Preferred, if the holder of such Right is an SPA Investor and such Right was declared as a dividend on, or otherwise issued with respect to, a share of Series C Preferred (each such right holder a “Series C Right Holder”), as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Affiliate or Associate of such Acquiring Person, (2) a transferee of any Acquiring Person (or of any Affiliate or Associate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any Affiliate or Associate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become null and void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled.

The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, any Affiliate or Associate of an Acquiring Person, or the transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Plan and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Affiliate or Associate of any such Acquiring Person, or the transferee of any of the foregoing, unless and until it shall have received such notice.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3.    Insufficient Shares.    The Company may at its option substitute (i) for Class B Common or Series C Preferred issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares, or fraction thereof, of Series A Preferred such that the then current per share market price of one share of Series A Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock and (ii) for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares, or fraction thereof, of a new series of preferred stock of the Company which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has determined in good faith to have substantially the same economic value as the Common Stock (the “Substitution Preferred”), such that the then current per share market price of the Substitution Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock, Class B Common or Series C Preferred authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock, Class B Common Stock and/or Series C Preferred, as applicable, for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, Class B Common and/or Series C Preferred, as applicable, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Series A Preferred (only in substitution for the Class B Common or Series C Preferred) or Substitution Preferred (only in substitution for Common Stock), (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting (only in the case of shares, or fractions of shares, to be substituted for Common Stock) and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock, Class B Common and Series C Preferred, as applicable) (each such share of preferred stock or fractions of shares of preferred stock constituting an “equity stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price,) shares of Common Stock (to the extent available and solely to Common Right Holders), shares of Class B Common (to the extent available and solely to Class B Right Holders) and one one-thousandths of a share of Series C Preferred (to the extent available and solely to Series C Right Holders) (y) and then, if necessary, such number or fractions of Series A Preferred (to the extent available and solely to Class B Right Holders and Series C Right Holders) and Substitution Preferred (to the extent available and solely to Common Right Holders) (z) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock, Class B Common or Series C Preferred, as applicable, would be authorized for issuance upon exercise in full of the Rights within the thirty (30) day period set forth above, such period may be extended and re-extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (xx) shall provide that such action shall apply uniformly to all outstanding Rights (except for the differences expressly provided for in the second and third sentences of this Section 11.1.3), and (yy) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “equity stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock (solely among Common Right Holders), Class B Common (solely among Class B Right Holders) and Series C Preferred (solely among Series C Right Holders) upon the exercise of the Rights among such holders of Rights pursuant to this Section 11.1.3.

11.2.    Dilutive Rights Offering.    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series A Preferred (or securities having the same rights, privileges and preferences as the Series A Preferred (other than with respect to voting), including, without limitation, the Substitution Preferred (“equivalent preferred stock”)) or securities convertible into Series A Preferred or equivalent preferred stock at a price per share of Series A Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series A Preferred or equivalent preferred stock) less than the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series A Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series A Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then current per share market price and the denominator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series A Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series A Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3.    Distributions.    In case the Company shall fix a record date for the making of a distribution to all holders of the Series A Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Series A Preferred (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred and the denominator of which shall be such then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4.    Current Per Share Market Value.

11.4.1.    General.    For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the then current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2.    Series A Preferred.    Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the then current per share market price of the Series A Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series A Preferred shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series A Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series A Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series A Preferred, “current per share market price” of the Series A Preferred shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Series A Preferred shall be equal to the “current per share market price” of one share of Series A Preferred divided by 1,000.

11.5.    Insignificant Changes.    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Series A Preferred or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6.    Shares Other Than Series A Preferred.    If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series A Preferred shall apply on like terms to any such other shares.

11.7.    Rights Issued Subsequent to Adjustment.    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted

Purchase Price, the number of one one-thousandths of a share of Series A Preferred and shares of other Company Stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8.    Effect of Adjustments on Existing Rights.    Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Series A Preferred (calculated to the nearest one-hundred thousandth of a share of Series A Preferred) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Series A Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.    Adjustment in Number of Rights.    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Series A Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights (with prompt written notice thereof to the Rights Agent), indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10.    Right Certificates Unchanged.    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Series A Preferred issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Series A Preferred which were expressed in the initial Right Certificates issued hereunder.

11.11.    Par Value Limitations.    Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Series A Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred or other such shares at such adjusted Purchase Price.

11.12.    Deferred Issuance.    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series A Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13.    Reduction in Purchase Price.    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series A Preferred, issuance wholly for cash of any of the Series A Preferred at less than the then current market price, issuance wholly for cash of Series A Preferred or securities which by their terms are convertible into or exchangeable for Series A Preferred, dividends on Series A Preferred payable in Series A Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series A Preferred shall not be taxable to such stockholders.

11.14.    Company Not to Diminish Benefits of Rights.    The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15.    Adjustment of Rights Associated with Equity Stock.    Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock, Class B Common or Series C Preferred payable in shares of Common Stock, Class B Common or Series C Preferred, as applicable, (ii) effect a subdivision or consolidation of the outstanding Common Stock, Class B Common or Series C Preferred (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock, Class B Common or Series C Preferred, as applicable,), or (iii) combine the outstanding Common Stock, Class B Common or Series C Preferred into a greater or lesser number of shares of Common Stock, Class B Common or Series C Preferred, as applicable, then in any such case, the number of Rights associated with each share of Common Stock, Class B Common and Series C Preferred then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock, Class B Common and Series C Preferred following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock, Class B Common and Series C Preferred immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock, Class B Common and Series C Preferred, as applicable, outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock, Class B Common and Series C Preferred, as applicable, outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.    Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations or methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Equity Stock or the Series A Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Company Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1.    Certain Transactions.    In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Series A Preferred or Equity Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. Notwithstanding the foregoing, if the Principal Party is the Company, then in lieu of Common Stock, the Class B Right Holders and Series C Right Holders shall receive the number of validly authorized and issued, fully paid and non-assessable shares of Class B Common and one one-thousandths of a share of Series C Preferred such that the shares acquired by such holders have a substantially similar economic value as the shares acquired by the Common Right Holders. Notwithstanding anything in this Plan to the contrary, none of the events described in clauses (A) through (C) of this Section 13.1 shall be deemed to have occurred solely as a result of the Excluded Transactions.

The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1)    prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(2)    use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange;

(3)    deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or equity stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or equity stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2.    Principal Party.    “Principal Party” shall mean:

(i)    in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)    in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12)- month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3.    Approved Acquisitions.    Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14.    Fractional Rights and Fractional Shares.

14.1.    Cash in Lieu of Fractional Rights.    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then current market value of a whole Right. For the purposes of this Section 14.1, the then current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the then current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2.    Cash in Lieu of Fractional Shares of Series A Preferred and Series C Preferred.    The Company shall not be required to issue fractions of shares of Series A Preferred or Series C Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred or Series C Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series A Preferred or Series C Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred or Series C Preferred). Interests in fractions of shares of Series A Preferred or Series C Preferred in integral multiples of one one-thousandth of a share of Series A Preferred or Series C Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series A Preferred or Series C Preferred, as applicable, represented by such depositary receipts. In lieu of fractional shares of Series A Preferred or Series C Preferred that are not integral multiples of one one-thousandth of a share of Series A Preferred or Series C Preferred, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then current per share market price of one share of Series A Preferred or Series C Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3.    Cash in Lieu of Fractional Shares of Common Stock and Class B Common.    The Company shall not be required to issue fractions of shares of Common Stock or Class B Common or to distribute certificates which evidence fractional shares of Common Stock or Class B Common upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock or Class B Common, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock or Class B Common would otherwise be issuable an amount in cash equal to the same fraction of the then current market value of a whole share of Common Stock or Class B Common (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4.    Waiver of Right to Receive Fractional Rights or Shares.    The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

14.5.    Provision of Notice and Monies to Rights Agent.    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.    Rights of Action.    All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Equity Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Equity Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Equity Stock), may, in his or her own behalf and for his or her own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Equity Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company subject to this Plan. Without limiting any remedies available to the Company, it is specifically acknowledged that the Company would not have an adequate remedy at law for any breach by the Rights Agent of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Rights Agent subject to this Plan.

Section 16.    Agreement of Right Holders.    Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Equity Stock;

(b)    as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed;

(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Equity Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Equity Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)    notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

Section 17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment (or order, decree or ruling related to such judgment) of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Plan. To the extent that the Rights Agent is successful in an action to enforce its right to indemnification, the costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Series A Preferred, Series C Preferred, Common Stock, Class B Common or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20.    Duties of Rights Agent.    The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1.    Legal Counsel.    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

20.2.    Certificates as to Facts or Matters.    Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the per share market value of any security) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, or the Senior Vice President, General Counsel, and Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.

20.3.    Standard of Care.    The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment (or order, decree or ruling related to such judgment) of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the aggregate amount of twenty-four (24) times the monthly administrative fees paid by the Company to the Rights Agent.

20.4.    Reliance on Plan and Right Certificates.    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5.    No Responsibility as to Certain Matters.    The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11.1.2) or any change or adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Series A Preferred will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6.    Further Assurance by Company.    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7.    Authorized Company Officers.    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President, any Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Plan and the date on or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

20.8.    Freedom to Trade in Company Securities.    The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or take a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not

Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any such stockholder, Affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

20.9.    Reliance on Attorneys and Agents.    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment (or order, decree or ruling related to such judgment) of a court of competent jurisdiction).

20.10.    Incomplete Certificate.    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been properly completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11.    Rights Holders List.    At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

20.12.    Referenced Agreements.    The Rights Agent shall not be subject to, nor be required to comply with, or determine if any Person has complied with, the SPA, the Certificate of Designation for the Series B-1 Preferred, the Certificate of Designation for the Series B-2 Preferred or any other agreement between or among the parties thereto, even though reference thereto may be made in this Plan, or to determine any calculation set forth in the SPA, the Certificate of Designation for the Series B-1 Preferred or the Certificate of Designation for the Series B-2 Preferred or to determine whether any condition set forth in the SPA, the Certificate of Designation for the Series B-1 Preferred or the Certificate of Designation for the Series B-2 Preferred has been met, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Plan.

20.13.    Financial Liability.    No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent known to the Rights Agent of the Equity Stock and/or Series A Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Equity Stock and/or Series A Preferred, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million or (b) a controlled Affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Equity Stock and/or Series A Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Equity Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Equity Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.    Redemption.

23.1.    Right to Redeem.    The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in shares of Common Stock (solely to Common Right Holders), Class B Common (solely to Class B Right Holders) and Series C Preferred (solely to Series C Right Holders) (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2.    Redemption Procedures.    Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Equity Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23.2 or any defect therein shall not affect the validity of the action taken by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Equity Stock prior to the Distribution Date.

Section 24.    Notice of Certain Events.    In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series A Preferred or to make any other distribution to the holders of Series A Preferred (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of any of the Equity Stock), or (b) to offer to the holders of Series A Preferred rights or warrants to subscribe for or to purchase any additional Series A Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Series A Preferred (other than a reclassification involving only the subdivision of outstanding Series A Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on any of the Equity Stock payable in Equity Stock or to effect a subdivision, combination or consolidation of any of the Equity Stock (by reclassification or otherwise than by payment of dividends in Equity Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series A Preferred and/or Equity Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series A Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series A Preferred and/or Equity Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series A Preferred shall be deemed thereafter to refer to Equity Stock and/or, if appropriate, other securities.

Section 25.    Notices.    Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

USEC Inc. 6903 Rockledge Drive Bethesda, MD 20817 Attention: General Counsel

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services LLC 500 Ross St. AIM 154-0690 Pittsburgh, PA 15262 Attention: Relationship Manager with a copy to:

Mellon Investor Services LLC Newport Office Center VII 480 Washington Blvd. Jersey City, NJ 07310 Attention: Legal Department

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Equity Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 26.    Supplements and Amendments.    For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Equity Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan.

Section 27.    Exchange.

27.1.    Exchange of Equity Stock for Rights.    The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange (i) Common Stock for all or part of the then outstanding Rights held by Common Right Holders, (ii) Class B Common for all or part of the then outstanding Rights held by Class B Right Holders and (iii) Series C Preferred for all or part of the then outstanding Rights held by Series C Right Holders (in each case, which shall not include Rights that have become null and void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of (a) one share of Common Stock or Class B Common and (b) one one-thousandth of a share of Series C Preferred per Right, as applicable, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Equity Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Equity Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Equity Stock or Series A Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2.    Exchange Procedures.    Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Equity Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3.    Insufficient Shares.    The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock, Class B Common or Series C Preferred issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock, Class B Common or Series C Preferred, as applicable, as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, (i) for each share of Class B Common or one one-thousandths of a share of Series C Preferred that would otherwise be issuable upon exchange of a Right, a number of shares, or fraction thereof, of Series A Preferred (or equivalent preferred stock, as such term is defined in Section 11.2) such that the then current per share market price (determined pursuant to Section 11.4) of one share of Series A Preferred (or equivalent preferred share) multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange and (ii) for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares, or fraction thereof, of Substitution Preferred (or equivalent preferred stock, as such term is defined in Section 11.2) such that the then current per share market price (determined pursuant to Section 11.4) of the Substitution Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock.

Section 28.    Class B Right Holders and Series C Right Holders.    Notwithstanding anything in this Plan to the contrary, at no time and under no circumstances shall a Class B Rights Holder or a Series C Rights Holder be permitted to, or acquire, any security of the Company entitled to vote generally in the election of directors of the Company, including, without limitation, Common Stock, pursuant to the terms of this Plan or the transactions contemplated hereby and any such purported acquisition shall be null and void, ab initio.

Section 29.    Process to Seek Exemption Prior to Trigger Event.    Any Person who desires to effect any acquisition of Company Stock that would, if consummated, result in such Person Beneficially Owning shares of Company Stock equal to or exceeding the Trigger Amount (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 29, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.11 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by reputable overnight courier, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock and, if applicable, Company Stock, then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Company Stock equal to or exceeding the Trigger Amount of Company Stock and the maximum number and percentage of shares of Company Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Company Stock equal to or exceeding the Trigger Amount of Company Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite that fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Company Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 30.    Waiver Subsequent to Stock Acquisition Date.    The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 30, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.11 hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by reputable overnight courier, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock and, if applicable, Company Stock, then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the

Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of shares of Company Stock equal to or exceeding the Trigger Amount of Company Stock and the maximum number and percentage of shares of Company Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Company Stock equal to or exceeding the Trigger Amount by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Company Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 30.

Section 31.    Successors.    All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 32.    Benefits of this Plan.    Nothing in this Plan shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Equity Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Equity Stock).

Section 33.    Determination and Actions by the Board or Committee Thereof.    The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34.    Severability.    If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon providing the Company with ten (10) Business Days prior written notice.

Section 35.    Governing Law.    This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 36.    Counterparts.    This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 37.    Descriptive Headings.    Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 38.    Miscellaneous.    Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

38.1.    Customer Identification Program.    The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

38.2.    Incentive Compensation Program.    The Bank of New York Mellon Corporation (“BNYM”) has adopted an incentive compensation program designed (i) to facilitate clients gaining access to and being provided with explanations about the full range of products and services offered by BNYM and its subsidiaries and (ii) to expand and develop client relationships. This program may lead to the payment of referral fees and/or bonuses to employees of BNYM or its subsidiaries who may have been involved in a referral that resulted in the execution of obtaining of products or services by the Company covered by this Rights Plan or which may be ancillary or supplemental to such products or services. Any such referral fees or bonuses are funded solely out of fees and commissions paid by the Company under this Rights Plan or with respect to such ancillary or supplemental products or services.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

USEC INC.

By	/s/ John C. Barpoulis
	Name:	John C. Barpoulis
	Title:	Senior Vice President and Chief Financial Officer

MELLON INVESTOR SERVICES LLC, as Rights Agent

By	/s/ Mitzi J. Shannon
	Name:	Mitzi J. Shannon
	Title:	Relationship Manager

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

USEC INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

USEC Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law at a meeting duly called and held on September 29, 2011.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended, the Board hereby creates a series of Preferred Stock, par value $1.00 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1.    Designation and Amount.    The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.    Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.10 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of

Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights.    Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on any matter submitted to the vote of stockholders.

Section 4.    Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares.    Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    No Redemption.    The Series A Preferred Stock shall not be redeemable by the Corporation.

Section 9.    Rank.    The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

Section 10.    Amendment.    At any time shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation, as amended, shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.

Section 11.    Fractional Shares.    Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by the undersigned authorized officer this 29th day of September, 2011.

USEC INC.

By
Name: Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER SEPTEMBER 29, 2014 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), IF SECTION 382 OF THE CODE (AS DEFINED IN THE PLAN) OR ANY SUCCESSOR STATUTE IF REPEALED AND THE BOARD OF DIRECTORS DETERMINES THAT THE PLAN IS NO LONGER NECESSARY OR DESIRABLE FOR THE PRESERVATION OF THE TAX BENEFITS (AS DEFINED IN THE PLAN) OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE TAX BENEFITS ARE FULLY UTILIZED OR NO LONGER AVAILABLE UNDER SECTION 382 OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE TAX BENEFITS, OR MATERIALLY IMPAIR THE AMOUNT OF THE TAX BENEFITS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.0001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

USEC INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of September 29, 2011, as the same may be amended from time to time (the “Plan”), between USEC Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), a New Jersey limited liability company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on September 29, 2014, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Series A Preferred”), of the Company, at a purchase price of $10.00 per one one-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Series A Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 29, 2011 based on the Series A Preferred as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Series A Preferred which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Series A Preferred as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.01 per Right or (ii) exchange Common Stock, Class B Common or Series C Preferred for the Rights evidenced by this Certificate, in whole or in part.

No fractional Series A Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series A Preferred which are integral multiples of one one-thousandth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                 , 20    .

Attest:		USEC INC.

By		By
	Title:		Title:

Countersigned:

MELLON INVESTOR SERVICES LLC,

as Rights Agent

By
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1)    the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2)    after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate)

To: USEC Inc.

The undersigned hereby irrevocably elects to exercise                  Rights represented by this Right Certificate to purchase the Series A Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1)    the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2)    after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

As described in the Tax Benefit Preservation Plan, Rights which are held by or have been held by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefit Preservation Plan) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE

SERIES A PREFERRED STOCK

On September 29, 2011 the Board of Directors of USEC Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $.10 (the “Common Stock”) of the Company outstanding at the close of business on October 10, 2011 (the “Record Date”) and 1,000 Rights for each share of Series C Convertible Participating Preferred Stock, par value $1.00 per share (the “Series C Preferred” and together with the Common Stock and Class B Common, the “Equity Stock”), of the Company outstanding at the close of business on the Record Date. As long as the Rights are attached to the Equity Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock and each share of Class B Common Stock, par value $.10 per share (the “Class B Common”) of the Company and 1,000 Rights (subject to adjustment) with each new share of Series C Preferred so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Series A Preferred”), of the Company at a price of $10.00 per one one-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of September 29, 2011, as the same may be amended from time to time (the “Plan”), between the Company and Mellon Investor Services LLC, as rights agent.

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring shares of Company Stock equal to or exceeding the Trigger Amount (as defined below) without the approval of the Board of Directors. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board of Directors believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

Pursuant to the Plan, until the earlier to occur of (i) the close of business on the tenth (10th) business day following a public announcement that (A) a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Common Stock or (B) an SPA Investor (as defined in the Plan) or its affiliates or associates has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Company Stock (as defined in the Plan) (each such person, an “Acquiring Person” and such ownership thresholds, the “Trigger Amount”) or (ii) the close of business on the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of shares of Company Stock equal to or exceeding the Trigger Amount (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Equity Stock certificates outstanding as of the Record Date, by such Equity Stock certificates or, with respect to any uncertificated Equity Stock registered in book entry form, by notation in book entry, in either case together with a copy of this Summary of Rights. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code. The Plan provides that any person who beneficially owned shares of Company Stock equal to or exceeding the Trigger Amount immediately prior to the first public announcement of the adoption of the Plan, together with any affiliates and associates of that person (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Company Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Company Stock in Company Stock, pursuant to a split or subdivision of the outstanding Company Stock, pursuant to any unilateral grant of any Company Stock by the Company or pursuant to any Excluded Transactions (as defined in the Plan)). However, if upon acquiring beneficial ownership of one or more additional shares of Company Stock, the Existing Holder does not beneficially own shares of Company Stock equal to or exceeding the Trigger Amount, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Plan. The Plan also provides that each investor party to that certain Securities Purchase Agreement (“SPA”) dated May 25, 2010 by and among the Company and the investors party thereto (and certain of their affiliates) shall not be deemed to be an “Acquiring Person” for purposes of the Plan solely as a result of (i) the conversion of shares of Series B-1 12.75% Convertible Preferred Stock, par value $1.00 per share (the “Series B-1 Preferred”) or Series B-2 11.5% Convertible Preferred Stock, par value $1.00 per share (the “Series B-2 Preferred”) into shares of Class B Common or Series C Preferred or (ii) the issuance of shares of Series B-1 Preferred or Series B-2 Preferred as dividends on outstanding shares of Series B-1 Preferred and Series B-2 Preferred. The Plan includes a procedure whereby the Board of Directors will consider requests (a) before and after a person beneficially owns shares of Company Stock equal to or exceeding the Trigger Amount, to exempt certain acquisitions of Company Stock from the Trigger Amount if the Board determines that the acquisition will not jeopardize or endanger the availability of the Tax Benefits to the Company and (b) solely before a person beneficially owns shares of Company Stock equal to or exceeding the Trigger Amount, if the Board determines that the acquisition is in the best interests of the Company even if it jeopardizes or endangers the availability of the Tax Benefits to the Company.

The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Equity Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Equity Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Equity Stock will contain a notation incorporating the Plan by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Equity Stock or any book entry shares, with or without such notation, notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Equity Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Equity Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) September 29, 2014, subject to the Company’s right to extend such date (the “Final Expiration Date”), (ii) the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (iii) the time at which the Board of Directors determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Each share of Series A Preferred purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Series A Preferred will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Except as otherwise provided by law, the holders of the Series A Preferred Stock are not entitled to vote on matters submitted to the stockholders. Finally, in the event of any merger, consolidation or other transaction in which shares of the Equity Stock are exchanged, each share of Series A Preferred will be entitled to receive 1,000 times the amount received per share of Common Stock. The Series A Preferred will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Series A Preferred’s dividend and liquidation rights, the value of one one-thousandth of a share of Series A Preferred purchasable upon exercise of each Right should approximate the economic value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred, (ii) upon the grant to holders of the Series A Preferred of certain rights or warrants to subscribe for or purchase Series A Preferred or convertible securities at less than the then current market price of the Series A Preferred or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Series A Preferred (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Equity Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of Equity Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for shares of Equity Stock at an exchange rate of one share of Common Stock or Class B Common or one one-thousandth of a share of Series C Preferred, as applicable, per Right (subject to adjustment).

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series A Preferred or Equity Stock will be issued (other than fractions of Series A Preferred and Series C Preferred which are integral multiples of one one-thousandth of a share of Series A Preferred or Series C Preferred, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Series A Preferred or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Proxies submitted by the internet or telephone must be received by 10:00 a.m. Eastern Daylight Time, on April 26, 2012.

INTERNET http://www.proxyvoting.com/usu Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO# 19235

‚  FOLD AND DETACH HERE  ‚

The Board of Directors recommends a vote FOR each of the listed nominees, and FOR Proposals 2, 3 and 4.	Please mark your votes as indicated in this example	☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN

1. Election of Directors: Nominees:	☐	☐	☐	2.	Advisory approval of the company’s executive compensation.	☐	☐	☐

01 James R. Mellor 02 Joyce F. Brown 03 Sigmund L. Cornelius 04 Joseph T. Doyle 05 H. William Habermeyer	06 William J. Madia 07 W. Henson Moore 08 Walter E. Skowronski 09 M. Richard Smith 10 John K. Welch					FOR	AGAINST	ABSTAIN
				3.	Approval of USEC’s Tax Benefit Preservation Plan.	☐	☐	☐
						FOR	AGAINST	ABSTAIN

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)				4.	To ratify the appointment of PricewaterhouseCoopers LLP as USEC’s independent auditors for 2012.	☐	☐	☐

*Exceptions

Mark Here for	☐
Address Change
or Comments
SEE REVERSE

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature	Signature	Date

You can now access your USEC Inc. account online.

Access your USEC Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for USEC Inc., now makes it easy and convenient to get current information on your shareholder account.

— View account status	— View payment history for dividends
— View certificate history	— Make address changes
— View book-entry information	— Obtain a duplicate 1099 tax form

Visit us on the web at www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the Shareholder Meeting to be held on April 26, 2012. The proxy statement and the 2011 Annual Report for the year ended December 31, 2011 are available at: http://bnymellon.mobular.net/bnymellon/usu

‚  FOLD AND DETACH HERE  ‚

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USEC INC.

FOR THE 2012 ANNUAL MEETING OF USEC SHAREHOLDERS

John K. Welch and Peter B. Saba, or either of them, each with full power of substitution, are hereby authorized to vote the undersigned’s shares of common stock, par value $0.10 per share, of USEC Inc. (“USEC”) at the 2012 Annual Meeting of Shareholders of USEC, scheduled to be held on Thursday, April 26, 2012, at 10:00 a.m., local time, at the Marriott Bethesda North Hotel & Conference Center, 5701 Marinelli Road, North Bethesda, Maryland, and at any and all adjournments, postponements, continuations or reschedulings thereof (the “Annual Meeting”), upon the matters set forth in the Proxy Statement furnished by USEC (the “Proxy Statement”) and upon such other matters as may properly come before the Annual Meeting, voting as specified on this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” EACH OF THE NOMINEES FOR DIRECTOR, (2) “FOR” THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION, (3) “FOR” THE APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN AND (4) “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, POSTAGE-PREPAID, BUSINESS REPLY ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF SUCH ENVELOPE IS MAILED IN THE UNITED STATES.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(CONTINUED AND TO BE SIGNED, ON REVERSE SIDE)	WO# 19235